PLAN (AMENDED) EXHIBIT "H"

               List of Allowed Section 510(b) Equity Claims of
              Claimants Who Purchased and Sold Existing Common
            Stock as Uniformly Calculated by the Trustee (Class 9)

                               EXHIBIT "H"

                                 LIST OF
   ALLOWED* SECTION 510(b) EQUITY CLAIMS OF CLAIMANTS WHO PURCHASED AND
               SOLD EXISTING COMMON STOCK AS UNIFORMLY CALCULATED
                          BY THE TRUSTEE (CLASS 9)

*   Unless indicated as disputed

CLAIM   CLAIMANT                                  EXPLAN.   CLAIM AMOUNT
NO.                                               NOTES
4622    Abel, Charles                                            $2,058.31
3579    Abraham, Ronald D. & Shirley B.                          $4,561.50
1858    Abramowitz, Joseph                                         $960.53
3258    Abrams, Stanley PC Profit Sharing Plan                  $51,100.00
2626    Acheson, June & Robert G.                                $2,006.00
2329    AcKerman, Paul R.                                        $1,050.00
1259    Adams, Connie Jo                                         $2,336.62
2898    Adams, Florence (Trust) (a)                              $7,458.00
2913    Adams, Thomas S. (a)                                         $4.00
2398    Adusumalli, Subbarao & Satyavathi                        $7,070.00
2987    AGED & D Investment Club                                     $0.00
 844    Akins, James E. (a)                         I           $84,429.00
 840    Akins, Thomas A. (a)                        I           $12,640.00
1277    Akins-Colvill, Mary Beth                    I           $12,640.00
4623    Akre, Steve                                              $1,576.99
4005    Albjerg, Howard F.                                         $437.00
2303    Albright, Evaun L. & Adeline E.                          $1,550.00
3926    Albright, W. DeWayne                        I            $2,737.50
2245    Aldean, Stewart                                          $8,037.50
2690    Alexander, Gordon                                        $5,242.20
        Allen, Margarethe L.                                     $2,105.53
4624    Allen, Rae Elizabeth                                     $4,854.43
2698    Allen, Timothy K. & Lynn                                 $5,550.00
4625    Allen-Meister, Stacy                                     $4,483.91
2409    Alley, Lonnie B.                                         $4,137.50
2408    Alley, Lonnie B. & Dorothy H.                            $5,151.75
2134    Allgood, Carol H.                                          $446.50
4626    Allison, Todd                                                $9.86
4627    Allsop, Gregory J. Estate of                            $14,327.80
3744    Alter, Edward T.                                         $1,820.75
1729    Altman, Adrienne                                         $4,228.75
4628    Altorfer, Paul                                           $2,224.66
 387    Amatuzio, John                                           $9,175.00
1697    Amman, Gene D. & Jeanette K.                               $758.65
2299    Ammerman, Garmen K.                                      $1,016.00
4185    Amundson & Squires Inc.                                  $3,625.00
 315    Amwill Investors                                         $1,975.00
2390    Amussen, Franz S. (b)                                    $1,050.04
2582    Andersen, Mark D.                                          $228.12
3004    Anderson, Anne                                               $0.00
 434    Anderson, Carl O. & Dorothy C.                           $2,276.45
4629    Anderson, Charles A.                                    $13,828.74
4630    Anderson, Dean R.                                        $8,418.49
 483    Anderson, G. Kay                                         $3,070.75
 867    Anderson, G.W. (a)                                       $6,942.50
2074    Anderson, Glenn M.                                       $4,087.50
4076    Anderson, Herbert S                         I            $2,925.00
2255    Anderson, Hyrum                                          $6,562.50
 301    Anderson, Hyrum Thomas & Lou Jean                        $3,437.50
4631    Anderson, James R.                                       $6,914.30
 914    Anderson, John R.                                        $6,942.50
4632    Anderson, Lynn E.                                       $11,796.14
4056    Anderson, Marlene                                          $355.25
4058    Anderson, Marlene & Sara                                   $355.25
4633    Anderson, Martin C.T.                                   $14,372.90
4634    Anderson, Peter C.                                       $2,226.95
4183    Anderson, Robert O. *DISPUTED*                               $0.00  *DISPUTED*
4331    Anderson, Robert O.                                        $725.00
4617    Anderson, Robert O. *DISPUTED*                               $0.00  *DISPUTED*
4396    Anderson, Thomas W. & Austin, Roger E.                       $0.00
 774    Andrews, Dorothy P. Hansey                                   $0.00
1440    Andrews, John W.                            I            $3,384.07
1396    Aquino, Jeannette Cox                                    $2,280.75
1195    ARB Investment Partners                                  $1,462.50
3978    Arbuckle, Judy                                           $2,664.37
3977    Arbuckle, Robert                                         $2,585.62
4635    Armstrong-Lindsay, B. Gayle                              $1,837.00
2680    Arnett, Howard G.                                        $1,100.00
 987    Arntsen, Arthur                             I            $1,271.87
3775    Art Schwichtenberg Eq.                                   $2,591.40
1561    Arum, Barbara *DISPUTED*                                     $0.00  *DISPUTED*
1564    Arum, Barbara (a)                                        $6,557.00
2625    Ashfeld, Darrel B. & Wendy J.                            $1,800.00
 422    Assid, Camille & LaVerl                                    $124.00
2426    Astor, Daphne a/c WAR 1                     G           $13,506.25
2421    Astor, Daphne a/c War 2                     G            $3,987.50
2422    Astor, Daphne a/c War 3                     G            $4,900.00
2423    Astor, Michael a/c Fund Micky (a)           G           $67,000.00
2747    Attic Workshop Quilts Money Purchase Plan   I            $3,650.00
 793    Aukermkan, Colin L.                                      $1,434.37
2160    Aumfield, Ervin F.                                       $7,087.50
3357    Austin, Suzanne C.                          I            $3,450.00
2623    Baber, Simone                                            $2,000.00
3666    Bachner, Margaret Joyce                                    $629.00
4636    Backus, Tonya L.                                         $2,272.66
3112    Bacon, John S. (estate)                                  $1,531.25
3965    Bailey, Gage Jr.                                        $17,969.00
 514    Bailey, George L.                                        $1,866.98
3927    Bailey, J. Barry                                         $1,500.00
 783    Bailey, Paul                                               $791.00
2194    Baker, Joseph (a)                                        $1,623.85
1103    Baldwin, Reed M.                                         $5,766.49
3453    Baltz, Ann M.                                                $0.00
4602    Balzart, Blake                                           $4,497.50
4113    Bandh, William B                                           $425.00
4637    Bangert, Raymond                                         $3,905.20
3346    Bangs, George A. Estate                                    $525.00
2633    Bank of America Emp Ben Svc #8620                        $3,531.25
3519    Bannister, James M. (a)                                  $1,130.60
4543    Banque Nationale de Paris                               $48,000.00
2632    Bargfrede, Carl H.                                       $7,843.75
1876    Barker, Thomas S Jr                                        $913.32
3781    Barna, Guzy & Steffen                                    $6,488.80
 414    Barnes, Vance A.                                         $4,353.07
2100    Barnett Builders Profit Sharing &
           Pension Plan                                          $4,032.15
2101    Barnett, Marjorie L.                                     $4,812.00
1448    Barney, Glen F. & Donna L.                               $2,423.75
1882    Barnhart, James D. & Doris M.                            $1,012.50
1772    Barnhart, Jeff                                             $643.75
4343    Barrier, Patricia W.                                     $7,812.00
2621    Barrington, John W.                                        $175.00
3903    Barrows, John H. & Nadine C.                                 $0.00
3561    Bart, Bruce                                                  $0.00
4395    Bart, Bruce & Harriet                                        $0.00
4060    Barth, Michael J                                           $767.25
 287    Barton, Darrel W. (a)                                    $8,999.00
 287    Barton, Darrel W. (b)                                    $6,124.00
 287    Barton, Darrel W. (c)                                   $12,166.35
3700    Barton, Mary Keith                                         $500.00
3893    Bartz, Jean B.                                               $0.00
1281    Baruch, Shaul C. (a)                                         $0.00
4638    Bates-Spillman, Belinda                                  $5,080.21
 601    Bauer, Arthur J.                           I             $2,946.25
4639    Bauman, H.L.                                               $671.09
3084    Bean, Lee L. & Mary Louise                               $3,480.00
4640    Bean, Michael H.                                         $3,890.05
2347    Beardsley, Chris                                           $437.50
1786    Beazley, James                                           $1,543.00
1791    Beazley, James W & Patricia Ann (a)                      $5,832.25
3824    Beck, Harold W. & Joanne R.                                $806.25
3825    Beck, Joanne R.                                            $875.00
 384    Becker, Arthur A. & Dorothy M.                           $3,747.50
4426    Beckman, Leon                                              $462.50
2574    Bedtke, John                                                 $0.00
3035    Bedwell, Loren W. & JoAnn                                $2,000.00
1022    Beerntsen, Melvin J.                                     $1,199.00
2654    Behrends, Mary E.                          I             $1,637.50
4641    Bell, Kenneth W.                                         $2,193.06
3200    Bell, Michael L. Trustee  U/W Patricia
           L. Wagoner                                            $4,750.00
3215    Bell, Micheal L.                                        $10,999.00
3205    Bell, Micheal L. Jr.                                     $1,500.00
4642    Bell, Patrick Kenneth                                    $9,938.34
2193    Belt Makers, Inc.                                        $1,202.00
2678    Bend Dermatology Clinic Pension Plan                       $950.00
3201    Bender, Nathaniel B. Jr.                                 $2,275.00
4492    Bendocchi, Edward & Delores                                  $0.00
4537    Benecke, Renee & Jeff                                      $200.00
4442    Beneke, Leland F.                                            $0.00
4189    Benham, Clara Bernice                                      $406.50
3515    Bennett, Adrian A. c/f                                   $1,321.88
3514    Bennett, Adrian A. III & Nancy A.M. (a)                 $10,987.51
3517    Bennett, Alyssa (a)                                      $9,109.38
3516    Bennett, Christopher A.                                  $4,554.68
1645    Bennett, John D. & Carole R.                               $528.21
 729    Bennett, Keith E. & Elizabeth J.                         $1,793.75
3512    Bennett, Nancy A. M.                                     $9,109.38
4574    Benson, James A. Custodian for
           Daniel L. Benson                                      $1,271.87
4579    Benson, James A. Custodian for
           Robert J. Benson                                      $1,271.87
4038    Benson, Janice M.                                        $9,100.00
4037    Benson, Robert W                                         $9,100.00
3030    Berg, Charles                                              $387.50
3901    Berg, O. Richard & Linda                                 $1,076.00
4240    Bergman, Harold & Frances                  I             $1,075.00
1851    Bergman, Louis                                          $48,105.00
2970    Bergner, Farrel B.                                         $375.00
1643    Berk, Henry L. & Winifred W.                             $2,375.00
 710    Berndt, Lavern H.                                        $3,656.25
4288    Bernick, Saul A. Trustee for
           Milton Bernick Children Trust                         $1,750.00
3641    Bernstein, Gloria S.                                       $237.50
4391    Berry, George                                              $700.00
1458    Bertrand, Jeanne                                         $2,456.25
 460    Best, Michael & Jeannine M.                              $1,106.75
4643    Beveridge, James A.                                      $3,826.92
2976    Beyer, Audrey`                                             $407.50
2996    Beyer, Leopold                                             $637.50
 510    Beyer, Lester & Dana                                     $5,937.50
 598    Biddulph, R. Bruce & Joan                  I               $863.75
2069    Bingham, Carlton Reed IRA (a)                            $5,227.25
2068    Bingham, Carlton Reed TTEE
           Living Trust (a)                                    $232,207.69
4482    Bird, William                                            $4,712.50
4644    Bisbee, Bruce                                            $3,560.56
1928    Bishop, Robert D. & Janice C.              I             $1,712.42
4447    Bistan, Robert J.                                        $1,150.00
4146    Blahna, Lyle & Doris                                     $3,653.55
1393    Blake, Deborah                                           $3,283.22
1893    Blanton, George & Anna                                     $421.00
4192    Bleymaier, Joseph S. Sr. (Family Trust)                  $2,537.50
1577    Blockwitz, William F. (a)                                $9,763.00
4032    Bloomquist, Donald R. & Dorothy J.                       $1,950.00
1075    Boca, Robert & Darunee                                     $775.00
1872    Bodourian, Michael H & Marwin J                          $9,729.23
2639    Boeding, Raymond R. & Joan                 I             $1,687.50
2977    Boesch, John W. & Shirley A.                             $2,634.37
4383    Boeselagez, A. Von                                       $1,250.00
4385    Boeselagez, August C Von (a)                               $950.00
4384    Boeselagez, August C. Von                                $1,500.00
4410    Bogard, Robert C.                                            $0.00
3085    Bollman, John P. & Beth A.                               $2,062.50
2677    Bonavia, Emily J.G.                                      $1,750.00
2314    Booker, Elon D. & Eilee                                  $3,858.00
2116    Booth, Richard L.                                          $825.00
2139    Bot, Vincent E.                                          $5,999.00
1332    Bouslough, Raymond                                           $0.00
3080    Bowen, Eldon A.                                          $1,412.50
2560    Bower, Elizabeth H.                                        $971.62
4163    Bowman, Dennis A.                                        $2,750.00
3210    Bowman, Dennis F.   C/O Haas, James                        $875.00
4433    Bowman, Glenn & Mary (Piper Trust)                           $0.00
4228    Boyce, Mildred M. (Trust)                                $3,970.90
1521    Boyd, Willard L                                          $1,250.00
4498    Bozak, John L. & Josephine A.                            $7,937.50
1798    Bradford, William III                                   $21,288.38
2526    Brandt Pork & Beef Farm Inc.                               $311.50
4137    Braunger, Paul                             I             $2,218.75
4149    Breidel, Paul & Betty J.                                   $500.00
3660    Brennan, William James & Patricia A.                     $2,500.00
2017    Brigante, Vincent A & Elizabeth O.                         $887.50
3009    Brigham Street Investments                                 $171.10
4645    Bright, Stan                                             $1,477.55
1391    Brody, Shirley S.                                       $16,730.08
1392    Brody, Shirley S. TTEE FBO Brody
           Living Trust                                         $14,119.50
3694    Brotherton, Daniel F. & Curtis W.                          $225.00
3693    Brotherton, Daniel F. & Patricia A.                      $1,750.00
3698    Brotherton, Patricia                                     $1,218.75
1310    Brown, Arline M.                                         $6,249.00
2478    Brown, Farrell Jay & Susan                               $3,945.00
3898    Brown, Frank F. & Barbara M.                               $440.75
2077    Brown, Garthe TTEE                         I            $21,641.80
1542    Brown, Monte A                                           $6,216.42
4646    Brown, Richard                                           $6,957.93
2712    Brown, Robert K.                                         $4,870.31
4045    Brown, Roger D                                             $243.75
1537    Brown, Susan I                                           $2,530.00
1538    Brown, Susan I                                          $20,531.31
1540    Brown, Susan I                                           $1,954.15
1541    Brown, Susan I                                           $1,517.10
3511    Bruman, Dennis & Judy (a)                                $4,679.68
2281    Brummitt, Charles W                                     $18,953.39
4499    Brundage, Mildred L.                                     $2,450.00
4272    Bruner, Betty J.                                           $812.50
 324    Bryant, Robert L.                                        $1,075.00
2907    Buckley, Linda A.                                        $5,750.00
2906    Buckley, Mark W.                                         $8,625.00
2983    Buker, Helen H.                                          $2,612.50
1124    Bullen, Charles W. (Trustee)                               $334.76
1126    Bullen, Charles W. (Trustee)                             $5,504.39
 965    Bullens Employees Profit Sharing                        $10,175.21
1464    Burdette, David F.                         I             $2,885.85
4011    Burhard, Joseph T. Personal
           Representative of Shirley Burhard       `             $3,250.00
3292    Burkard, Joseph T.                                       $3,250.00
1828    Burns, Jim                                              $20,609.70
4276    Burnstead, Fred & Joan                                   $6,195.00
3510    Burroughs, Helen S.                                      $1,652.34
1338    Burrow, Elizabeth L.                                     $5,000.00
 986    Butcher, John David                                      $9,425.00
4647    Butler, James                                           $16,053.18
 921    Butler, Joseph T. Jr. (a)                                $5,003.58
 921    Butler, Joseph T. Jr. (b)                                $3,195.00
1947    Butler, Richard M.                                       $5,291.50
1751    Butterfield, VeLoy H. & Ruth T. (a)                        $950.00
1751    Butterfield, VeLoy H. & Ruth T. (b)                      $2,062.50
1751    Butterfield, VeLoy H. & Ruth T. (c)                      $4,375.00
3596    Byrne, Steve & Deborah                                     $337.50
1546    Bysal, Hyre                                I             $1,925.00
4648    Caballero, Hector                                        $3,225.85
4649    Caballero, Roberto                                       $3,339.47
1390    Cady, Dorothy M                                         $15,889.50
 973    Cagenello, Dorothy S                                       $937.50
1859    Caldwell, Bertrand R                                     $1,725.00
4319    Caldwell, Robert J.                                      $1,125.00
3735    California State Automobile Asso
           Pension Plan                                         $71,250.00
 397    Cameron, Neal C.                                         $1,356.00
 677    Cameron, Opal I.                                           $524.00
4650    Camozzi, Carol A.                                        $7,801.63
2905    Campaigne, Alyssondra                                    $4,887.57
3935    Campbell, G. LaVerne                                     $2,193.75
2242    Campbell, Ronald D                                       $1,597.42
1880    Cannon, Yvonne & Stephen Cohen
           for Novikodd tr                                       $2,922.00
4055    Cantalini, Jon M                                           $750.00
2404    Caples, James W. & Phyllis R. (a)                        $3,722.78
2550    Capps, David J.                                            $800.00
 389    Capri, Inc. (a)                            I             $4,875.00
 389    Capri, Inc. (b)                            I             $1,727.60
 389    Capri, Inc. (c)                            I             $2,238.80
1939    Carleton, Paul J. (a)                                    $2,806.00
1939    Carleton, Paul J. (b)                                    $3,257.00
1906    Carnett, George S.                                      $10,525.27
1896    Carney, Robert J.                                        $1,745.00
4434    Carney, Robert M. M.D.                                   $1,206.02
1901    Carney, Roberta J.                                       $2,617.50
1256    Carpenter, Thomas J. (a)                                 $3,215.62
4655    Carroll, Don J.                                         $13,822.73
1578    Carroll, James L                                         $3,874.00
3590    Carter, Ralph Terrell                                    $4,937.50
2523    Cary, James M. & Kathleen L. (a)                           $400.00
2806    Case Pomeroy & Co Pension Trust (a)                      $3,900.00
4651    Casey, Jennifer G.                                         $906.42
3945    Casteel, Kimler G.                                       $5,704.57
4652    Castillo, Mary                                           $1,032.33
3975    Castro, Joseph Mark (now Caston)           I             $3,587.06
3502    Cataldo Inc.                                            $13,757.55
3503    Cataldo, Beverly R. (IRA) (a)                                $0.00
3498    Cataldo, Dean (a)                                        $3,734.38
3506    Cataldo, Dean (IRA) (a)                                      $0.00
1612    Cavaricci, James                                        $12,941.65
4188    Cedarblade, Helen A.                       I             $1,500.00
4187    Cedarblade, Lyndon F.                                    $2,250.00
2746    Cemensky, Joseph H. & Joann                I             $2,323.04
2840    Chabot Trust fbo Chabot, Rodney T. (a)                   $9,532.90
1203    Chaffee, John & Elizabeth                                  $600.00
1105    Champagne, Evelyn                                        $5,800.00
 329    Chan, Robert A.                            I             $1,080.00
2440    Chapman, Jerry L.                                          $125.00
4500    Chapman, Wayne                                           $8,750.00
4653    Chavarria, Servando                                      $2,945.95
3271    Chayer, Paul                                               $305.00
4353    Cheeseman, Gordon                                        $2,499.75
1491    Cheney, Suzanne S.                                      $47,740.14
2902    Chodosh, Paul L.                                        $16,350.00
3890    Chorley, Edward C.                                       $4,099.00
 568    Chozen, B. David                                         $2,475.00
 842    Chozen, B. David                                           $924.00
4140    Christensen, Clark                                           $0.00
2752    Christensen, Elda Clark & Lewis,
           Shari C.                                              $5,281.00
1054    Christensen, Gerald                                     $87,570.68
3454    Christensen, John E.                                         $0.00
3918    Christensen, Robert H.                                  $14,656.00
 805    Christensen, Ronald G. (a)                                 $443.75
2222    Cipala, Eugene & Mary                                    $2,606.50
3774    Citizens Security Mutual Insurance Co                   $44,000.00
2514    Ciurej, Victor N. (a)                                   $11,274.00
 857    Cizek, Gordon J. & Hope M.                                 $850.00
1154    Clapp, Jane B. (Trustee) (a)               I             $9,062.50
1154    Clapp, Jane B. (Trustee) (b)               I             $9,687.50
1154    Clapp, Jane B. (Trustee) (c)               I             $3,281.25
1154    Clapp, Jane B. (Trustee) (d)               I             $2,187.50
1155    Clapp, William H. Investment
           Management (a)                                        $9,687.50
1155    Clapp, William H. Investment
           Management (b)                                        $2,187.50
1155    Clapp, William H. Investment
           Management (c)                                        $9,687.50
1155    Clapp, William H. Investment
           Management (d)                                        $3,281.25
1776    Clark, Guy S. fbo Warren R.                I             $1,589.65
2917    Clathis, Pete P.                                        $18,037.00
4654    Clements, Orlin O.                                       $9,703.97
4024    Cloutier, James U & Diane M                             $33,449.00
3495    Cloyd, Garry R. & Sharon K.                              $5,484.37
 586    Coates, Frederick & Arlene *DISPUTED*                    $1,200.00  *DISPUTED*
4122    Coates, Frederick D & Arlene N. *DISPUTED*                 $700.00  *DISPUTED*
1389    Cockriel, John R. & Patricia D. TTEE FBO                 $6,295.00
3152    Cocks, Thomas G.                                         $1,500.00
2087    Coggeshall, Norman D.                      I             $1,139.92
 556    Cohrone, Richard F. (b)                                  $1,163.70
1768    Cole, Robert & Priscilla (a)                             $1,462.50
2794    Coleman, George Charitable Foundation                   $22,500.00
 752    Coloroso, Robert D. (a)                                  $6,800.08
1069    Combs, Helen W. & Ward A.                                $1,012.50
2446    Conley, Jeannine W. (a)                                  $2,343.00
4224    Conner, R. Dudley (Trust)                                $8,593.75
1860    Contino, Jeanne S                                        $1,746.50
 657    Contino, Joseph A.                                       $3,205.50
4578    Cook, Charles F.                                           $436.50
1679    Coombs, Edward A.                                          $693.00
1681    Coombs, Edward A.                                       $19,975.00
1682    Coombs, Edward A.                                       $51,014.00
1680    Coombs, Michael E.                                       $2,625.00
1204    Corcoran, Ellen R.                         I             $1,220.75
 288    Cordes, Kenneth H. & Liola M.                            $1,341.29
1916    Cordes, Robert H & Karlyn R.                               $920.66
 827    Cornell, Jane                                               $20.50
 796    Cornerhouse LP, The                                     $98,124.00
1388    Corrin, Ruby M TTEE Ruby M
           Corrin Living Trust                                  $19,104.48
4530    Corwin, Bert C.                                          $3,718.75
4531    Corwin, Bert C. cust for Bert
           Clark Corwin                                          $2,525.00
2734    Corwin, Betty F.                                         $2,155.25
 676    Cossette, Ronald L. (a)                                      $0.00
 599    Costello, J. Robert & Linda L.                          $15,780.35
 755    Costello, Mary E.                                          $200.00
1765    Cowles Charitable Trust, The                            $69,531.25
1764    Cowles Media Co Master TR                              $277,500.00
 667    Cowlishaw & Jones Insurance
           Svcs. Inc. (a)                                          $450.00
 876    Cowman, James L. & Betty A. (a)                         $13,624.00
3821    Craig, Robert                                           $17,034.88
4656    Craven, Martin H.                                        $4,510.31
4301    Crawford, Bruce E.                                       $3,996.38
2385    Crawford, Shirley J                                          $0.00
3954    Creamer, Bruce M.                                            $0.00
4657    Creer, Frank                                                $78.63
4605    Cressy, Darryl                                               $0.00
3109    Crockett, J. Richard & Marcia S. (a)                     $5,949.40
2498    Cross, Velma D.                                          $6,928.85
 741    Crossan, David P. & Lucille A.                             $375.00
 797    Crossroad L.P., The                                     $20,624.00
4191    Crowe, Shirley                                           $1,650.00
1817    Cummings, Alan A & Judith G                I             $3,875.00
4017    Currier, John G                                            $750.00
3472    Currier, Lavinia M. (a) c/o
           Peregrine Fin. Corp.                              $1,562,328.76
3602    Currier, Michael S. (a) c/o
           Peregrine Fin. Corp.                              $1,562,328.76
4348    Curtis, Blaine                             I            $13,737.00
2474    Cushing, Pauline R.                                      $2,825.00
3533    Cyphers, Kevin                                           $2,198.00
1833    Czochara, Edward J                                       $2,562.57
2784    Dablam Fund A. (a)                                       $6,333.00
2388    Dahl, Leo & Mary                                         $1,325.00
3737    Dahl, Stephen L                                          $3,381.25
1008    Dalpay, James W.                                        $32,620.00
2211    Daly, Eugene T (deceased) & Ann Marie                      $575.00
2745    Daly, Jack                                               $3,187.00
1845    Damerow, Wayne L & Kathryn L                               $899.00
4501    Darden, Elton T.                                         $1,381.25
1718    Das, Chinmoy                                             $1,638.38
3319    Daum, Richard H (Living Tr)                              $6,562.50
2689    Davenport, Laurie (a)                                    $7,894.20
1387    Davidson, David MD IRA                                   $5,880.31
 853    Davies, Race D.                                          $1,089.50
4205    Davies, Thomas J.                          I             $8,775.00
1852    Davis, Alan D                                              $900.00
2953    Davis, Cristy A. (formerly
           Cristy A. Giles)                        I             $2,300.00
3375    Davis, Donald R                                          $1,539.00
1386    Davis, Frank Isaac TTEE FBO
           Frank Isaac Davis Trst                                $8,680.20
2138    Davis, Gary N. & Cheryl A.                               $1,150.00
3291    Davis, M. Paul Jr.                                       $1,250.00
4658    Davis, Steve B.                                          $3,025.57
4659    Davis, Susie M.                                          $3,535.74
3838    Davison, Michael                                         $4,500.00
4571    Dawson, Dennis C.                                        $1,841.50
4039    De Jong, Susan Morris (formerly Hedling)                 $3,093.00
2083    Dearborn Lumber Co. Prof Shar Plan                      $12,037.50
2402    Debower, Dean F                                          $1,325.00
3259    Debs, Phil IRA Account                                   $3,717.73
4660    Debs, Philip W.                                          $6,992.79
1780    Decastro, Armando F & Jane L                             $4,622.95
1779    Decastro, Jane L                                         $4,791.10
4661    Decker, Michael K.                                       $3,238.84
2637    Degner, Daniel & Lois                      I                $98.00
3585    Deiley, Jerome V.                                          $750.00
3469    DeJong, Henry                                            $4,453.12
4662    Deland, Lisa A.                                             $33.65
2357    Delapp, Roland R. & Ruth N.                I             $2,118.75
3677    DeMaster, Mary Ellen (Estate)                                $0.00
4329    Dempsey, Richard C. & Jeanette S.                            $0.00
4569    Denklau, Dana                                                $0.00
3305    Dern, Mary                                 I               $814.00
3243    Deseret Trust Company (a) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (a) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3243    Deseret Trust Company (b) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (b) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3243    Deseret Trust Company (c) Trustee of
           Raymond L. Hixson Charitble
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (c) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3243    Deseret Trust Company (d) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (d) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3243    Deseret Trust Company (e) Trustee of
           Raymond L.Hixson Charitable
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (e) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3243    Deseret Trust Company (f) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (f) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3243    Deseret Trust Company (g) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (g) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3243    Deseret Trust Company (h) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (h) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3243    Deseret Trust Company (i) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3246    Deseret Trust Company (i) Trustee of
           Raymond L. Hixson Charitable
           Remainder Unitrust                                        $0.00
3182    Devor, Robert G. & Frances E.                            $2,625.00
4445    DeVries, K.L.                                            $4,087.00
2676    Dewitt, Edward L.                                        $2,450.00
3857    DeWitte, Dennis C.                                         $437.50
4064    Dewitte, Lorraine L                                        $487.50
2500    Dhruva, M. N. MD Inc PS                                 $29,852.50
4663    Diciano, Edward                                          $4,081.30
2451    Dick's Concrete Pumping                                  $1,480.00
4044    Dickerson, John H                                          $937.50
2169    Dickert, Dennis A. & Priscilla                           $1,794.00
2845    Dillard, William (a)                                    $27,687.50
1841    Dillon, Robert E & Anna R                                $8,026.99
3033    Display, Rindler C/O Eva Hanan                           $5,500.00
3023    Dodds, William C.                                          $125.00
4664    Doherty, James J.                                       $12,017.90
 723    Dolan, James T. (a)                                      $4,369.38
 749    Dolphin, Eleanore H.                                       $993.75
1717    Donaher, Dana M. (a)                                     $2,195.18
1717    Donaher, Dana M. (b)                                       $688.12
4665    Donaher, Dana Michael                                    $4,839.04
4393    Donaldson, A. L. & Donna (a)                                 $0.00
1385    Donner, Herbert S. IRA                                   $4,741.81
3779    Donovan, Gerald                                          $1,727.60
2199    Dorfman, Caryl T (a)                                     $1,170.86
2104    Dorn, Bob                                                $5,436.50
1383    Doten, David F. TTEE FBO Fred C.
           Forrest Trust                                         $7,436.26
3039    Doucette, Thomas I. & Joan E.                              $375.00
3338    Douglas, Eliz Kean                                         $998.92
2430    Douglas, Richard (a)                       G             $3,150.00
3803    Drake, Judith T                            I             $6,125.00
 475    Draper, George A.                                        $1,784.00
4278    Dreher, Colleen                                              $0.00
3114    Droege, Lois                                             $1,668.75
3062    Dubes, Michael J.                                        $3,380.00
 554    Ducommun, Wayne W. & Geraldine R. (a)                    $3,885.00
 554    Ducommun, Wayne W. & Geraldine R. (b)                    $3,360.00
 554    Ducommun, Wayne W. & Geraldine R. (c)                    $2,750.00
4172    Dudley, W. Ted                                           $2,574.00
4546    Dudley, W. Ted & Jim                                     $3,187.50
4545    Dudley, W. Ted & Marianne                                $2,250.00
2754    Duncan, Stephen R.                                       $2,088.90
2374    Dundis, N P                                              $2,500.00
4666    Dunlap, Dan                                              $4,525.13
2643    Dunn, A. Dale                                               $87.50
3739    Dunn, David C & Michelle I                                 $612.50
3353    Dunn, James M                                            $8,975.00
4560    Dunn, Robert L. & Joyce                                    $300.00
4667    Dunnigan, Daniel                                         $4,280.48
2102    DuPont, Robert E.                                        $2,724.00
1525    During, William                                          $1,834.10
 979    Dutton, Harry & Opal                                         $0.00
2168    Dutton, Yvonne E.                                        $6,310.00
 891    Duty, Pete & Associates                                    $363.40
4668    Eckhardt, Barry G.                                       $2,530.39
3593    Eddys Super Value                                        $3,807.00
3738    Edgar, George S                                            $650.00
4669    Edwards, Carroll O.                                         $94.39
1990    Edwards, Frances C.                                     $10,259.55
 466    Effron, David J. (a)                       I             $5,858.99
3466    Ege, Donald L. & Kathleen D.                             $1,793.75
2647    Eischens, Thomas M.                        I               $812.50
1493    Eitzen, William C.                                       $2,150.00
1737    Elite Group Growth & Income Fund                       $512,737.50
2555    Ellingboe, John & Linda                                    $250.00
4357    Elliott, Jordon W.                         I            $24,609.00
1712    Ellsworth N.W. Pipe Fitting                              $5,732.07
 663    Elwood, Joyce P.                                           $637.10
3750    Emary, Vesta F                                           $3,495.50
3751    Emary, William J                                         $5,537.50
3867    Empanger, Dean E.                                          $175.00
1797    Empfield, Frank D. & Joan A.                             $1,837.50
4670    Endersbe, Edward                                         $4,188.25
4671    England, William J.                                      $2,530.03
1249    Entwisle, Robert J.                                      $8,549.95
2894    Epstein, Phyllis Ruth (a)                               $12,468.75
1807    Epting, E Eugene JR                                      $1,250.00
4402    Erickson, Warren L.                                          $0.00
2893    Erskine, Barbara (a)                                    $13,031.25
4062    Escen, Robert W & Jonalyne                                 $250.00
 759    Eshleman, Ronald J.                                      $1,512.00
2721    Evans, Joseph R.                                         $2,125.00
2722    Evans, Nadine W                                          $3,437.00
2961    Everett, Donald R. & Patricia A.                           $750.00
 403    Evers, David R.                                          $2,699.00
3845    Ewert, Lavern A. & Margaret L.                               $0.00
3551    Executive Answering Service Inc.                         $1,307.00
2457    Eychaner, Fred                                          $24,250.00
 950    F. B. T., Inc.                                          $11,303.00
2254    Fackrell, Robert N                                         $750.00
2188    Fahey, Mary Jo                                           $2,778.00
3224    Fahey, Philip A.                                           $747.00
3197    Fahsholtz, Patricia                                      $3,656.25
4283    Failoni, Matthew                                         $4,843.12
3711    Falk, Byron R.                                          $14,875.00
3447    Falkingham, Leonard D.                                   $3,112.50
4208    Fang, Jui-Ling H. & Yi-Pygn                                $975.00
4672    Fanning, Vernon                                          $1,709.37
2432    Farrell Dist. Corp. Pension Plan
           a/c F8 (a)                              G            $71,000.00
2431    Farrell Profit Sharing Plan a/c FA (a)     G             $5,893.75
2433    Farrell, Anthony a/c F7                    G            $41,981.25
2436    Farrell, David  f/b/o Mitchell
           Farrell a/c F3                          G             $6,687.50
2437    Farrell, David f/b/o Ronald T a/c F2       G            $45,500.00
2438    Farrell, David for the a/c F1              G            $72,267.50
2435    Farrell, Ronald T a/c F4                   G             $6,400.00
3873    Farrell, Suzan K.                                        $2,300.00
4673    Farris, John A.                                          $2,762.17
2807    Felmont Oil Corp Pension Trust (a)                      $59,625.00
1585    Felsman, Kenneth H. (IRA)                                  $697.50
4557    Ferch, Arlan Trustee Gilman Bergh                          $500.00
 820    Feris, Allen L. & Joyce L.                                 $125.00
 815    Feris, Edward L. & Dottie                                $4,000.00
 433    Fernstaedt, Arden (a)                                    $2,900.00
3223    Ferrara, Dr. Bruce T. & Karen B.                        $12,046.00
1554    Ferrington, Richard A Md IRA Rollover                    $9,101.00
3672    Fidelity Magellan Fund                               $1,751,864.00
3673    Fidelity Over-the-Counter Fund                       $1,380,975.00
3676    Fidelity Retirement Growth Fund                         $46,250.00
3674    Fidelity Select Eletrical Fund                          $80,687.50
3675    Fidelity Select Utilities Growth
           Fund (a)                                             $57,875.00
3671    Fidelity Utilities Income Fund                          $47,512.50
1925    Field, Doris M. Estate of                                $2,743.75
1384    Fill, Mei Ling                                           $1,444.63
3090    Fill, Mei Ling *DISPUTED*                                    $0.00  *DISPUTED*
1924    Finkelstein, Ellen cust for Brian
           Finkelstein                                          $11,394.87
3829    Finkelstein, Melville                                    $4,063.00
3345    First American Bank, N.A. *DISPUTED*                         $0.00  *DISPUTED*
4233    Fischer, Howard K. & Deborah L.                          $1,075.00
4674    Fischer, Joan E.                                         $1,841.93
1575    Fishback, James L (a)                      I             $4,500.00
3159    Fishburn, Carolyn C.                                       $253.13
1922    Fisk, Newton (a)                                        $51,631.00
 849    Fitch, James M. & Mary Jane                              $3,294.00
2513    Flanagan, Michael C.                                     $6,225.00
4379    Flater, Harold & John (a)                                $2,840.62
3872    Flint, William A.                                            $0.00
1080    Flory, John W.                             I            $23,762.88
1078    Flory, Mary Eleanor                                      $8,290.31
2742    Flowers, Bill J.                                           $659.37
1549    Fogt, James B                                            $2,499.00
4675    Fontes, Gerald                                           $1,427.43
4676    Ford, Otha                                               $1,569.62
4677    Forest, Brian T.                                         $8,559.51
 307    Foster, Arthur James Jr. (a)               I               $625.00
 307    Foster, Arthur James Jr. (b)               I               $960.63
 893    Foster, Lawrence T. (a)                    I             $6,208.00
3897    Foster, Michael W.                                           $0.00
2346    Foster, Randall R.                                       $3,812.50
2675    Foster, Sally A.                                         $3,684.37
2674    Foster, Thomas N.                                        $3,684.37
4380    Fourels Investment Co., The                             $10,937.50
3904    Fowler, Paula K. & Jack R.                                   $0.00
3153    Fox, Heidi & Gerald                                     $12,437.50
2937    Franch, Albert Roy                                       $1,071.00
2566    Francis, James C.                                        $2,400.00
4678    Franck, Thomas G.                                        $9,279.28
4541    Franco, David & Theone                                   $3,093.75
2823    Franks, Jerome A. Q. Trust                               $4,953.12
3973    Frazee, James L.                                         $1,700.00
1045    Frazier, Loyal D.                                        $4,419.75
4048    Fricke, Charles E.                                         $749.00
2253    Fridholm, W. (a)                                         $8,400.00
2253    Fridholm, W. (b)                                         $9,712.50
3108    Frink, Lynn B.                                           $5,552.85
3104    Frink, Stevens D. Custodian for
           Kristine D. Frink                                     $8,030.30
3105    Frink, Stevens D. Custodian for
           Alexander S. Frink                                    $8,030.30
3106    Frink, Stevens D. (IRA Rollover) (a)                     $7,386.30
1771    Froemming, James M                                         $930.93
3467    Frost, William B.                                        $3,102.50
2456    Fry, Eric J. (a)                                         $2,950.00
1482    Fry, Richard W. & Carol D.                                   $0.00
 380    Fry, Richard W. & Carol D. (a)                          $13,265.62
 380    Fry, Richard W. & Carol D. (b)                           $4,621.87
 380    Fry, Richard W. & Carol D. (c)                           $4,368.75
2753    Fry, Robert P. a Professional Corp.
           Empl PP (a)                                         $258,147.00
2484    Fry, Robert P. Trustee fbo Joseph
           Saylin (a)                                          $149,129.75
2483    Fry, Robert P. Trustee Fry Family
           Trust (a)                                            $33,701.75
 325    Frydryk, Edmund J.                         I             $3,121.28
4570    Frye, Apryle M.                                            $806.25
2401    Fudge, Larry B & Patricia A                              $1,793.75
1613    Fuelling, Thomas N                                       $2,402.38
4679    Fugate, Teresa B.                                          $302.81
2653    Fullmer, Troy Don                                          $537.50
1949    Funanciers Investment Club                 I             $1,720.95
4680    Funk, Brian B.                                           $1,929.52
2418    Furio, Victor J & Mary A                   I             $5,330.31
4502    Furrer, Weston W. & Winifred E.                          $4,499.00
2246    Future Awesome Billionaires Invest Club                    $475.00
 476    Gabower, Alfred F.                                       $4,075.00
1722    Gaddis, Calvin P.                                        $2,731.79
4284    Galbraith, Marlin C. & Ethel                                 $0.00
1819    Gallaher, Bernice                                        $1,224.00
1763    Gami Profit Sharing Plan                                 $8,156.25
3325    Gannett Retirement Master TR                           $238,440.00
4010    Gardiner, John A.                                        $1,295.22
 714    Gardiner, Wimbert M. & Jennifer W.                         $302.75
4375    Gardner, Barbara A                                         $790.31
2954    Gareis, Bernard J.                                         $225.00
4681    Garrett, Ann                                               $535.31
1767    Garrison, Keogh & Co Pension PL                          $6,562.50
1766    Garrison, William & Helen                                $3,830.00
2596    Gaughran, Laurence C & Jean M                            $1,968.75
 573    Geiger, Vernon G. & Anne M.                                $682.75
2644    Geisinger, Glen G & Lois J.                                $210.00
2716    Genskow, Charles L. & Barbara M.                           $887.50
3793    Gentling Properties                                          $0.00
4526    Gentling Properties, a partnership                           $0.00
4525    Gentling, Kirk P.                                          $700.00
3212    George, Robert M.                                        $5,718.75
3667    Gerald, Rollin P. Jr.                                    $1,800.00
2673    Gervais, Richard                                         $2,231.53
2415    Giese, James A II  (a)                                   $5,414.90
2815    Gilbert, Daniel Custodian for Gilbert,
           Avery P. *DISPUTED*                                       $0.00  *DISPUTED*
2816    Gilbert, Daniel Custodian for Gilbert,
           Benjamin S. *DISPUTED*                                    $0.00  *DISPUTED*
1108    Gilbert, Daniel D. Custodian for
           Benjamin Gilbert                                      $4,887.57
1109    Gilbert, Daniel D. Custodian for
           Susanna Gilbert                                       $4,887.57
1110    Gilbert, Daniel D. Custodian for
           Avery Gilbert                                         $4,887.57
 490    Gilbert, Glenn E.                                        $9,743.84
2819    Gilbert, John H. #2                                      $4,272.75
2817    Gilbert, P. Prentice                                    $14,906.25
2837    Gilbert, Sue S.                                         $14,906.25
3490    Gilbert, Susan E. *DISPUTED*                             $2,115.09  *DISPUTED*
2818    Gilbert, Susanne C. *DISPUTED*                               $0.00  *DISPUTED*
3491    Gillam, William & JoAnn (a)                                  $0.00
3491    Gillam, William & JoAnn (b)                              $5,787.50
2891    Gillispie, Emily C.                                     $16,625.00
1174    Gillitzer, Robert J.                                       $350.00
2279    Gillman, Robert S & Joanne                               $2,493.75
4412    Gillum, Robert B.                                        $3,500.00
4403    Gintz, Frank                                             $3,500.00
3814    Gintz, William B & Shirley A                             $8,300.00
4016    Giordano, Carmella                                         $625.00
2576    Glander, George S. III                                   $2,186.50
4682    Glander, Thomas C.                                       $5,634.36
3892    Glazer, Milton                                             $956.25
4683    Glazier-Custer, Marcia L.                                $1,659.65
 300    Glick, Robert A MD PC                                   $10,674.83
2228    Gloudore, Theodore & Emma (a)                              $725.00
2228    Gloudore, Theodore & Emma (b)                            $3,050.00
2980    Glynn, Donald                                                $0.00
4684    Goble, Edwin D.                                          $3,360.53
2890    Godshalk, Gertrude W. P. (Trust)                        $12,468.75
2655    Goertzen, Donald L. & Wanda J.                           $1,910.16
4337    Goetz, Joe F.                                                $0.00
4685    Goff, James S.                                          $25,594.80
1382    Goldberg, Stanley J. Ttee FBO
           Stanley J. Goldberg                                   $5,140.16
 762    Goldfus, Donald W.                                       $6,750.85
 763    Goldfus, Donald W.                                      $13,749.00
 764    Goldfus, Donald W. *DISPUTED*                                $0.00  *DISPUTED*
3636    Goldstein, Ruth *DISPUTED*                              $17,168.63  *DISPUTED*
3827    Goldstein, Ruth & Sam (Deceased)
           *DISPUTED*                                                $0.00
 396    Golombek, Michael                                            $0.00
3594    Gomez, Manuel l & Sandra F                                   $0.00
2597    Gonzales, Jr., Miguel                                      $757.00
2579    Goodwin, John P & Vicki M.                                 $900.00
 305    Goott, Dr. Bernard (a)                                  $49,875.00
 305    Goott, Dr. Bernard (b)                                  $15,500.00
1633    Gorney, Richard J. & Rose C.  *DISPUTED*                     $0.00  *DISPUTED*
 524    Gorney, Richard J. & Rose C.                               $894.55
2528    Gotlieb, Marvin                            I             $1,025.00
1268    Gotthelf, Daniel Profit Sharing Plan                     $5,152.46
 775    Gould, Joseph A.                                         $2,560.50
3710    Gouldthorpe, Kenneth & Judith                           $14,625.00
3059    Graff, John T.                                             $262.50
4686    Graham, Daniel A.                                        $1,565.33
4563    Graham, Donald B. & Linda M.                             $5,091.10
3128    Graham, Francis I & Viola                               $10,984.50
3730    Graham, Theodore C. & Mabel D.                           $4,187.50
1352    Graham, Thomas W. *DISPUTED*                                 $0.00  *DISPUTED*
 822    Graham, Thomas W.                                        $5,218.20
4216    Gram, Kimberly J.                                          $237.50
3731    Granger, Adella J.                                         $100.00
4687    Graulich, Les                                            $3,015.07
2685    Graves, Gordon E.                          I             $1,275.00
4688    Greaves, Vickie S.                                       $8,270.63
1334    Green, Gregory F.                                        $1,040.62
3397    Green, Mike & Marcia                                       $712.50
3435    Green, Mike & Marcia *DISPUTED*                              $0.00  *DISPUTED*
2887    Gregg, Mary G. A. (Trust)                               $13,666.00
2249    Grier, June A                                            $1,872.00
 669    Griffen, Charles D.                                      $1,437.57
1657    Grimm, Roger C.                                              $0.00
 929    Groger, Lisa                                               $312.75
4378    Gromer, Virginia C. (a)                                 $22,662.10
4099    Gronberg, Mark S                                         $6,422.00
1523    Groner, Alex TR                                          $2,490.05
 868    Grosnick, Douglas W.                                     $1,636.50
 871    Grosnick, Douglas W. (IRA)                               $1,614.00
3549    Gross, L. Maureen                                        $1,250.00
3127    Guardian Enterprises                                     $1,062.50
3006    Gubens, Andrys                                             $400.00
3806    Gunderson, Milan                                             $0.00
4424    Gusaas, Robert D.                                          $168.75
4382    Gushurst, William A. & Hildegard                         $1,125.00
2629    Gust, John J & Viki L.                                   $1,236.50
3294    Gustafson, Virgil R.                                     $1,667.95
4503    Haack, Lorraine Lou & Mary K.                           $10,346.88
1659    Haag, Ronald L. & Shirley Ann                              $618.75
3027    Haas, Ron                                                  $925.00
1684    Hadlock, Donna G.                                        $8,196.30
 792    Haer, Eunice M.                                            $318.21
2099    Hagen, Elwood Stanley & Jane Mary                       $21,499.00
4085    Hahn, John                                               $2,005.00
2671    Hains, Kelley M.                                         $6,162.49
 440    Haisch, Richard & Maureen Kay                            $5,218.20
1305    Haisch, Richard & Maureen Kay *DISPUTED*                     $0.00  *DISPUTED*
3589    Hales, H. Brent                                            $914.50
3056    Hales, Robert D. & Mary C.                               $8,343.74
3286    Hall, Gary W.                                            $4,875.00
4689    Hall, Harry V.                                          $19,368.30
2569    Hall, Helen P.                                             $737.50
2624    Hall, Louis C. & Doris A.                  I            $11,550.00
2479    Hall, Ronald J.                                            $725.00
2617    Hall, Ronald S. & Karen T.                                 $618.75
1950    Hall, William E. & Betty R. (a)                          $7,093.00
3837    Hallesy, Robert E.                         I             $1,868.25
3979    Halligan, Irene                                          $7,750.00
 772    Halpert, Scott                                           $2,312.50
1498    Halse, Mildred H. & Dwayne O. TTEE                       $9,177.15
3395    Halupnik, Ben Custodian for Dirk
           Halupnik (a)                                          $1,427.75
3396    Halupnik, Ben Custodian for Mark
           Allen Halupnik  (a)                                     $205.99
3394    Halupnik, Ben & Nancy                                    $1,821.88
3393    Hamilton, Douglas & Deranleau, Nancy (a)                $15,617.18
3390    Hamilton, Stephen K. & Cheryl A.                         $6,242.18
4145    Hammond, Richard H.                                      $1,743.75
3051    Hanan, Eva Leopoid                                       $1,375.00
3053    Hanan, Sam & Eva                                         $1,000.00
3052    Hanan, Samuel J. IRA                                       $425.03
2334    Hanford, Donna M.                                        $4,734.37
2333    Hanford, William H.                                      $4,734.37
3805    Hannah, William & Hetzel, Katharine                      $1,390.62
3081    Hannam, David G.                                        $27,245.00
2927    Hannen, Sylvia A.                                        $1,915.19
2192    Hansen Family Partnership                               $10,562.00
3308    Hansen, Brad                                               $800.00
3309    Hansen, Brad                                               $425.00
3924    Hansen, Frances I.                                       $1,799.00
3095    Hansen, Jerry (a)                                            $0.00
2191    Hansen, Kaye L. & Mark L.                                $1,025.00
2190    Hansen, Kenneth G. & Kaye L.                            $22,495.00
2241    Hansen, Norvel L                                         $4,050.00
2387    Hansen, Norvel L & Eloise C                              $1,800.00
2286    Hansen, Robert O & Dolores E                             $1,775.00
2141    Hanson, Anna & Ernest                                      $650.00
2354    Hanson, Brian G.                                             $0.00
4330    Hanson, Clifford H.                                          $0.00
4690    Hanson, Darlene                                            $654.44
2307    Hanson, Ralph A.                                        $19,874.00
 721    Hanzel, O.C.                                             $2,496.47
2646    Happy Chef Profit Sharing Trust                              $0.00
4462    Harbor, William                                              $0.00
4151    Hardin, Kenneth D.                                       $1,949.00
 428    Hardy, John R.                                           $1,817.74
1381    Harewood, Ivor H. MD TTEE FBO
           Regents Specialists                                   $8,249.94
1835    Hargrove, Eugene & Betty R                              $11,412.50
3572    Harper, Blaine Taylor Family Trust                       $2,096.50
3734    Harper, Kenneth E. & Dorothy E.                          $2,564.25
3761    Harris, Dale J                                           $2,700.00
3762    Harris, Dale J                                           $1,606.06
 543    Harris, Peter V. & Carol M.                I             $1,530.00
3244    Harris, Robert L.                                        $1,075.00
2570    Hartman, Carol E.                          I               $581.00
4054    Hartvigsen, Keith & Carol S                                $925.00
2291    Hartzell, Thomas H.                        I             $1,749.50
1863    Hasbrouck, Richard J                                    $13,889.25
1074    Hasenjager, Daniel A.                                    $7,250.00
4691    Haskett, Vera                                            $1,563.60
3307    Hass, Leonard                                            $1,714.50
 896    Hatch, Carol L.                                          $6,942.50
3358    Hatch, Eastman N                                         $7,250.00
 930    Haun, Bruce E.                                           $9,828.03
4692    Haworth, Ray                                             $2,509.28
3813    Hayes, John K. & Lillian Y.                              $2,681.25
3387    Hayes, Marilyn H.                                        $5,143.75
3386    Hayes, Ted (a)                                           $2,900.00
3386    Hayes, Ted (b)                                           $1,498.04
1777    Hayzlett, Gordon                           I             $6,477.57
 336    Hazra, Ram & Surinder                      I             $1,113.81
2278    Heabler, Harvey & Arlene (a)               I             $1,309.75
4002    Headley, Barbara                                         $1,862.50
4693    Healey, Nancy K.                                         $2,579.52
4694    Healey, William                                          $9,203.11
 722    Heard, Aaron                                               $241.97
3136    Heartlein, John (IRA)                                      $525.00
 845    Hedrick, Clay E. Jr.                                       $431.20
2447    Heers, R. G.                                               $274.00
4068    Hein, Bernard E                                          $7,330.00
3545    Heitman, Dennis                                             $75.00
2659    Hellam Varon & Co.                                       $7,875.00
2660    Hellam, Charles A.                                       $4,000.00
1097    Helland, Marlene S.                                      $4,271.86
1291    Helland, Philips M.                        I             $5,218.20
3704    Heller, Judith A.                                        $4,625.00
4097    Hellige, Gene R                                            $893.75
2973    Hellums, Virden A. (a)                     I               $600.00
2233    Hempel, John Dans (a)                                   $10,134.00
2634    Henderson, Bryan                                         $1,616.50
1444    Hendrickson, William H.                                  $9,050.30
2497    Hengesteg, Andrew & Judy                                   $908.00
 689    Henke, James A.                                          $1,524.00
4695    Henkemeyer, Kevin D.                                     $1,489.53
3314    Hennessey, John F                                        $8,106.90
2175    Hennings, Donald A.                                      $5,412.50
 799    Hennings, Donald A. Trustee (a)                         $96,250.00
 869    Hennings, Janice (Gilbertson) (a)                        $5,812.50
1808    Henrich, Thomas & Paula                                  $4,403.99
3462    Henrikson, Dave                                            $836.50
4696    Henton, Marci                                            $1,399.09
2348    Herrick, Donald C.                                         $450.00
 756    Hesser, Mary N.                                          $1,799.00
 733    Hickey, Herbert J. & Janet H.                              $640.25
1566    Hides, Anne Brennan                                      $1,405.28
4697    Higbee, Dale                                             $4,184.51
1784    Hiles, Grace B                                           $1,706.25
4698    Hill, Richard B.                                           $642.39
3384    Hill, Robb B. & Carolyn Schnure                          $4,392.18
1380    Hiller, Arthur G. & Gwen TTEE
           Hiller Rev Trust                                      $9,494.20
4157    Hilton, William & Lori                                   $1,937.50
3277    Hinnenkamp, Walter P.                                    $4,250.00
4181    Hinton, Alan & Joy                                       $2,375.00
4180    Hinton, Alan IRA                                           $200.00
4699    Hinze, Linda                                             $2,789.39
1805    Hiott, Suzanne A                                           $822.00
 851    Hirschhorn, Gerard                                       $5,937.50
4700    Hirschi, David P.                                        $4,412.59
4290    Hirte, Robert J.                                             $0.00
1623    Hlavati, William                                         $3,956.50
1548    Hodgdon, Homer L & Joan M                                $2,574.00
1076    Hodgson, Anne E.                                         $1,169.00
1084    Hodgson, Elizabeth Marie                                   $630.00
1077    Hodgson, Emily A.                                        $1,169.00
2536    Hoefert, David W. & Gloria M.                            $1,487.50
4273    Hoffman, Barbara                                         $1,991.00
4275    Hoffman, Keith                                           $1,991.00
2477    Hofius, William                                          $3,820.00
3600    Hoiem, Eric                                                $900.00
1879    Holcomb, Howard R                                        $3,437.49
1871    Hollett, Glen E                                              $0.00
2371    Hollett, Jeffrey G. (a)                                      $0.00
2704    Hollis, Robert H.                                        $3,450.00
2766    Holm, Gordon L. & Susanne                                $9,171.87
1810    Holmbeck, Paul A                           I             $1,576.59
3577    Holmes, John S. Profit Sharing Plan                      $4,076.10
1150    Holt, Elaine & Nancy Partnership                        $15,331.00
2331    Holt, John W. & Marilyn R.                 I             $7,625.00
2369    Holt, Louine H.                            I             $1,790.00
4007    Holt, W. Jefferson                                       $1,133.70
4040    Holthaus, Edward N & Irene                               $6,768.20
 695    Holtz, Charles S.                                          $996.27
 794    Holyoak, Robert H. & Lois E.                             $4,363.00
2495    Hook, Byron                                             $33,906.25
4280    Horton, Reed M. & Jeanne W.                              $1,014.00
1460    Hoshi, Paul H. & Emiko                                     $842.38
3077    Houchins, Charles M.                                     $1,462.50
2248    Houghton, Brad & Teresa                                  $2,750.38
4701    Houghton, Teresa A.                                      $6,607.30
1905    Howard, Doug & Mary Lou (a)                              $1,541.11
3151    Howell, Donald W.                                        $4,075.00
3098    Howell, Elmer Virgil (a)                                 $1,437.50
3098    Howell, Elmer Virgil (b)                                 $3,436.50
2365    Howell, Floyd K.                           I            $12,250.00
2508    Howell, Floyd K. Trustee for
           R.M. & M.H. Hill (a)                    I             $4,000.00
2508    Howell, Floyd K. Trustee for
           R.M. & M.H. Hill (b)                    I             $6,250.00
1070    Hubbell, Dean H.                                         $1,972.00
1550    Huber, Robert A                                          $1,247.00
2485    Hudson, Frank M.                                         $1,351.00
4119    Hudson, Joseph Robert                                    $3,115.00
1292    Huegel, Thomas & Jean JT TEN               I             $5,207.90
1608    Hughes, Joan                                             $5,906.74
1607    Hughes, Joan E. & Blair, Leslie H.
           & Bishop Laur                                        $10,127.63
2543    Hulett, Thomas C.                                        $6,182.00
 399    Hull, Richard L.                                         $4,278.53
4702    Hultgren, Mark A.                                        $1,705.86
4534    Hummer, M. Elizabeth Powers                              $5,562.50
 532    Hunt, Charles S. & Mary J.                               $1,942.43
4703    Hunter, Jeffrey                                          $6,276.25
 724    Huppler, David A. & Barbara                              $1,672.33
1968    Hurd, Lyman A. Jr.                                     $377,811.03
4071    Huseby, Roger C & Virginia R                               $587.50
3380    Hutzler, Arthur C.                                      $11,646.75
4704    Hyndman, Karen                                           $2,683.58
3018    Iaukea, Martin H.                                        $5,374.00
2373    Ickes, Donna B                             I               $787.50
1506    Ihnen, Lloyd & Erika                                    $10,364.15
2995    Inserra, Anthony F.                                        $637.50
4705    Isakson, Daniel R.                                       $2,093.16
4425    Ivers, Kenneth J. & Pearl A.                                 $0.00
2185    Izad Investments                                        $14,563.28
3295    Jablonski, Robert & Kathleen Ann                         $1,175.00
2105    Jabro, Izzat H.                            I             $1,000.00
4504    Jabro, Salwa Custodian for Fabian
           A. Jabro                                                $571.88
2548    Jackson, Jeffery D.                        I             $2,343.75
2952    Jackson, Marvin N.                                      $15,001.00
2883    Jacobs, Ann F. (Trust)                                  $10,875.00
 739    Jacobs, Donald L. (a)                                    $7,935.10
 545    Jacobsen, Rhonda H. & Douglas                            $1,931.25
1325    Jaeger, William R.                                       $3,909.10
1099    Jaffe, Rainer G.                                         $1,202.63
2590    Jankovich, Paul                                          $6,249.00
2205    Janzing, Catherine C                                     $1,166.87
2206    Janzing, Robert W                                        $1,493.75
2204    Janzing, Robert W & Catherine C                            $707.50
 720    Japy, Bernard (a)                                        $1,210.00
 530    Jared, Robert P. & Marilyn A.                               $50.00
4706    Jarolimek, Lubos                                        $10,542.80
4413    Jarrett, Elaine Y.                                       $7,375.00
 673    Jarrick, Bluma K.                                       $19,493.80
3115    Jasper, Cynthia                                            $225.00
1686    Jayson, Carl                                               $798.75
2618    Jebsen, Nancy J.                                           $797.00
3116    Jebsen, Nancy J.                                           $797.00
4707    Jenks, Gary                                              $1,839.78
2256    Jensen, Brent I (a)                                      $1,593.75
 529    Jensen, Nancy J.                                           $797.00
 544    Jensen, Vyles E.                                         $7,374.00
3746    Jergensen, Margaret M                                    $3,812.50
1631    Jessop, Ione (b)                                         $4,250.00
2557    Jeude, Maurine J & Castellow, Charles                      $687.50
2476    Jeude, William W. Pension Plan                           $1,125.00
2475    Jeude, William W., Profit Sharing (a)                    $4,187.50
1658    Joerding, Clinton W.                                     $1,623.12
3352    Johannes, Jerry F & Leone                               $48,590.00
2834    John, George L.                                          $3,116.00
1667    Johnke, Ronald M & Dianne M                              $3,312.50
3526    Johnson, Bonnie L. (a) *DISPUTED*                        $4,867.68  *DISPUTED*
3524    Johnson, Bonnie L. & Duane (a) *DISPUTED*                $2,200.00  *DISPUTED*
4708    Johnson, Daniel                                          $2,207.58
3909    Johnson, Douglas B.                                        $756.25
1685    Johnson, Harold R. & MaryAnn                               $367.00
2268    Johnson, Herbert W                                       $7,625.00
3557    Johnson, Ken L.                                          $1,068.75
4709    Johnson, Layne D.                                        $1,319.82
1881    Johnson, Mathis Steven & Diane R.
           Trustee                                              $44,935.15
2015    Johnson, Phillip c & Joyce L.                            $1,032.01
1592    Johnson, Richard & Shirley (a)                           $1,799.00
 526    Johnson, Robert W. & Margaret S.                         $2,465.25
4323    Johnson, William A.                                      $5,375.00
 829    Johnson, William E. III                    I             $4,980.40
4406    Johnston, Jean A.                          I             $3,843.75
1378    Jones, Elizabeth S.                                      $7,526.53
1377    Jones, Janet D.                                          $6,896.50
4710    Jones, Judith A.                                         $5,383.43
2376    Jones, Lorin V                                          $11,487.00
3442    Jones, Lorin V. (b)                                      $3,936.65
3102    Joneschild, Edward D. (IRA)                              $7,810.40
4333    Jordan Meat Profit Sharing Plan                          $4,414.00
2247    Jorgensen, Jack N                                        $7,900.00
1759    Joukowsky Family Foundation                            $140,862.70
2843    JRH-3 (a)                                                $3,166.50
 999    Judd, Eric K & Debra L                                   $7,777.84
2287    Judd, Roy C & Isabelle B                                 $1,600.00
3523    Kadrlik, Wencl T. & Catherine E.                         $9,310.93
 656    Kaegi, Walter & Bertha                                   $5,761.50
 588    Kalin, Irvin & Edeltraut E.                                 $39.48
1885    Kalin, Irvin & Edeltraut E. *DISPUTED*                       $0.00  *DISPUTED*
2999    Kalnoski, Lisa                                             $625.00
3013    Kaluza, Michael E.                                       $1,249.00
3522    Kammermeier, Raymond J.                                  $4,679.68
3521    Kammermeier, Raymond J. IRA (a)                            $328.12
 366    Kane, Dennis G. & Lorraine                               $2,499.00
4711    Kane, George                                             $9,565.15
2400    Karkanen, Dale A & Dorothy I                             $1,010.84
 641    Karp, Sol                                               $43,328.55
2984    Kasza, Greg L. & Elinore E.                                $899.99
3434    Katter, Gloria J. (a)                                   $22,290.00
2444    Katz, Ben E.                                             $4,303.16
4129    Kaufman, Lawrence H                        I               $600.00
4712    Keegan, Robert                                          $25,284.90
1188    Kelley, Jerry D. & Anna-Mae                             $15,995.90
3113    Kellnhauser, Bart TTEE                                     $475.00
4556    Kelly, William J. & Delores W. (a)                       $1,531.25
1938    Kemp, Keith K.                                           $7,037.50
3665    Kemps, Bernard H. & Marion E.                              $562.50
4092    Kennedy, Kathryn (a)                                         $0.00
3362    Kennedy, Terry Lee & Marsha F                            $1,000.00
2875    Kenneth Lavey Estate                                    $11,557.90
3907    Kent, Mark. A. Estate of                                 $2,799.00
 660    Keppeler, James G. (a)                                   $2,120.05
 660    Keppeler, James G. & Patricia A. (b)                     $6,813.19
4583    Keppy, Carol A.                                          $4,703.12
None    Key Trust Co. of Ohio N.A (a)                           $27,433.50
1113    Kessler, Charles & Ellen (a)                             $1,890.00
2035    Khalaf, Samir & Suad                                    $14,877.39
2266    Kibbie, Carla S                                          $1,778.31
2264    Kibbie, F. Michael & Carla K.                            $3,609.63
2263    Kibbie, F. Michael & Carla S                             $4,109.55
2265    Kibbie, F. Michael & Carla S.                            $3,984.63
2267    Kibbie, Frederick                                        $1,770.88
2330    Kilpatrick, Ralph E. & Marillyn L.                           $0.00
1510    Kimball, Marvin C.                                       $7,654.44
2018    Kimberley, Barbara B ttee fbo
           David L. French                                       $5,239.50
1988    Kimberley, Barbara B. (Trustee)                          $5,239.50
 470    King, A. Bruce & Martha G.                               $4,113.93
1743    King, Barbara & William                                 $14,067.78
2393    King, Robert A                                           $1,708.72
4713    King, Roland R.                                             $28.59
3772    Kirby, Jack                                I             $3,750.00
3354    Kirtland, John & Gloria                                  $2,492.75
4262    Kiser, Angus W.                                              $0.00
4239    Klaas, Bruce Gregory, Jr. & Janis K.                     $4,065.64
1288    Klaas, Mark Geoffrey                                     $3,146.51
4124    Klaus, Melvyn                                              $436.50
4028    Klein, Michael E                                         $4,499.00
 904    Klien, Wilfred R. & Pauline Trustees                     $5,967.00
3351    Kline, William C                                            $25.88
4505    Kloeckner, Dale E. & Marla J.                              $203.12
3431    Klopfenstein, Kent E.                                   $18,243.12
4399    Klopp, Randy                                             $1,236.50
4564    Kluver, Douglas & Jacqueline                             $1,162.50
 467    Knag, Kathleen                                           $1,246.87
4714    Knapp, James D.                                          $3,230.65
4142    Knoblauch, Arthur Jr.                                      $125.00
1606    Knoblich, Ronald                                         $1,794.38
1374    Knowles, Raymond V. & Louise A TTEE
           for Knowles Family Trust                             $13,675.63
1635    Koch, Ellen A. & Glenn R.                                $2,081.12
2601    Koley, James L.                                          $6,100.00
4089    Koley, Joseph P Jr                                         $250.00
3987    Koley, Joseph P. Jr. & Margaret A.                         $250.00
 785    Koontz, Howard W.                                        $6,844.00
 395    Koopman, Andrew & Donna L.                               $4,214.25
2525    Kordes, Patrick V. & Lynn                                  $300.00
4715    Kostin, George                                           $8,369.57
2512    Kotz, Vernon J.                            I             $1,962.50
3015    Kovakovich, Ann E.                                       $1,000.00
4716    Koyle, J. Dennis                                            $26.37
4717    Koyle, John M.                                           $1,596.54
2084    Kraft, John F.                                           $1,750.00
3209    Krause, Lee E.                                           $1,050.00
 541    Krause, Ronald L. Vivian J.                                $447.51
4377    Krogness, Elizabeth S.                                     $142.50
2701    Kruse, Dale & Sandra                                     $1,987.50
1714    Kuhns Investment Co. (a)                   I            $17,542.59
2301    Kumerow, Vernon E & Vera F                 I             $1,845.95
2356    Kumke, Thomas A.                                         $1,917.13
4469    Kuncheff, Johnny & Irene R. Family Trust                 $5,743.75
2522    Kuntz, William E. & Barbara B                            $5,065.00
2349    Kuny, Rosemary                                           $8,102.50
 410    Kunzman, Douglas A. & Mary R.              I             $1,393.00
2340    Kunzman, Michelle L.                                     $1,600.00
3797    Kurtz, Janice L                                          $2,361.54
3597    Kusak, Anton C                                           $2,875.00
4506    Labore, Elaine M. (IRA)                                    $793.75
4507    Labore, Everett R. (IRA)                                   $806.25
 550    Lackey, Timothy S. & Nancy L.                              $856.53
4018    Ladd, Dean & Francine                                      $112.50
2042    Ladin, Samuel S. & Florence (a)                          $3,405.50
 608    LaFreniere, Gregory P. (a)                               $3,292.00
 607    LaFreniere, Kristine                                     $1,824.00
4718    Lagerway, Richard W.                                     $2,758.44
1176    Lahey, M. Eugene, & Edna M.                                $862.50
1152    Laird Norton Trust Co.                                   $5,250.00
4429    Lajoie, Everett R.                                           $0.00
1372    Lake, W.R. Jr. TTEE for WR Lake Jr Trust                 $6,550.75
2470    Lakeside Ind. Emp Pension                               $11,681.00
 519    Lamb, Patrick D.                                         $2,598.02
2879    Lambert, Maurice (Rollover)                              $2,852.00
2878    Lambert, Maurice Defined Plan                            $3,562.50
2880    Lambert, Maurice N. & Audrey                             $7,125.00
2592    Landess, Robert C.                                         $656.25
2571    Landgraf, Eugene M.                                      $1,125.00
4719    Landon, Richard Michael                                  $9,121.44
4720    Landwehr, James                                          $1,580.60
2465    Landy, Michael A. & Patricia A.                            $537.50
3428    Lane, Joseph R. Sr.                                     $24,211.87
2230    Lang, Kenneth E                                            $481.25
2876    Lansbury, James                                          $2,237.40
2877    Lansbury, Katharine                                      $2,996.77
1153    Laird Norton Trust Co. - Account 4902                   $19,375.00
2619    Larkin, Don & Lani                                      $11,818.25
2140    Larkin, Robert E.                                       $30,912.50
4721    LaRose, James C.                                         $1,434.95
2326    Larry Stilinovic Pension Plan                            $3,250.00
4584    Larry, Robert N.                                         $3,599.00
2219    Larsen, Kenneth                                          $1,112.50
4618    Larsen, Robert P. & Lorna A. (a)                         $9,688.00
3475    Larson, Russell J. & Patricia                            $2,749.00
 603    Larson, Scott R.                                         $7,535.55
4722    Larson, Zane W.                                          $5,166.88
 361    Lasch, Earl H. & Hermoine                                $1,624.00
3635    Lastavich, Dan L.                                            $0.00
3042    Leach, James H.                                          $2,055.00
3045    Leach, Marian                                            $1,162.50
4509    Leacox, John E. & Betty M.                                 $573.75
3640    Leader, Edwin P. Jr.                                       $637.50
4723    Leavitt, Eric O.                                        $11,767.47
 966    Leavitt, Willard H & Mildred S.                          $1,655.00
 448    LeChard, Allan P.                                        $4,165.00
 362    Ledbetter, Allison W. Jr.                                  $896.00
1370    Leddel, Harry I & Ruth Arlene Trustees                  $17,478.66
4437    Lee, Joseph E.                                           $2,450.00
4508    Lee, Mary V. (a)                                         $5,199.00
4508    Lee, Mary V. (b)                                        $12,500.00
3678    Lee, Roger                                                 $750.00
 678    Leemkuil, John W. & Peggy S. (a)                           $737.50
 678    Leemkuil, John W. & Peggy S. (b)                         $1,756.25
2670    Leet, William S.                                         $2,937.50
 279    LeFevre, David D. (a)                                    $1,000.00
 279    LeFevre, David D. (b)                                    $1,313.00
 279    LeFevre, David D. (c)                                    $1,350.00
 279    LeFevre, David D. (d)                                    $1,013.00
 279    LeFevre, David D. (e)                                    $2,251.00
 279    LeFevre, David D. (f)                                    $2,649.00
 279    LeFevre, David D. (g)                                    $1,520.00
4352    Leicht, Jack H & Bettie                                      $0.00
1762    Leigh Management Associates                             $37,000.00
3427    Leistad, Arlene (a)                                     $10,259.38
3284    Lemon, Roger A. & Myrel L.                               $1,789.00
3185    Lengemann, Marvin & Clarice                I               $850.00
1369    Leonard, Robert Jr.                                      $9,138.50
1368    Leonard, Steve C.                                        $5,372.75
2651    Leonardson, Elmer C.                                         $0.00
2155    Lerchen, Norman A.                                       $9,171.65
3974    Lessard, Leslie W. & Sherry M.                             $500.00
4069    Lesselyong, Mark J                                       $1,175.00
4335    Levang, Curtis A.                                          $650.00
 486    Levant, Richard S.                                       $1,518.75
3848    Levant, Richard S.                                       $2,343.75
 423    Lewis, Charles R.                                        $1,831.71
 734    Lewis, Dan L. & Margo A.                                 $1,226.00
2453    Lewis, Richard D.                                          $560.00
2251    Lhotka, Allan J                                          $1,779.00
2552    Liebel, Dwaine B.                                            $0.00
4724    Liendo, Delfina                                          $1,183.42
1431    Lievan, Marian                                           $2,178.25
4490    Light, H.R. & Rhea M.                                      $950.00
 684    Lilley, H. Clair                                         $3,931.00
4725    Lillo, Lawrence D.                                      $10,122.62
1573    Lin, Tham H                               H, I           $4,916.00
3657    Lincoln Trust Company Custodian for
           Joseph Martin Imhoff                                  $5,125.00
2549    Lindberg, Warren                           I               $264.81
2290    Lindquist, Bruce & Nancy E.                                $787.50
2275    Lindquist, Bruce T                                       $1,140.00
2276    Lindquist, Bruce T & Nancy E                             $2,137.50
2277    Lindquist, Bruce T & Nancy E                             $1,687.50
2292    Lindquist, Bruce T. & Nancy E.                           $1,037.50
3780    Lineburg, Lucille                                        $2,150.00
4091    Lipa, Walter & Patricia                                    $221.87
2318    Lipit, Michael & Muriel                                  $2,096.00
2319    Lipit, Muriel                                            $2,971.00
1430    Littler, Jan Elizabeth Exec of Est
           Pauline Littler                                       $3,190.50
 412    Livingston, Larry D.                                     $3,464.63
3721    Lloyd, Michael *DISPUTED*                                    $0.00  *DISPUTED*
3946    Lo, Su Chieh Chen                                       $21,146.98
1092    Lockwood, Beverly F. (a)                                   $206.25
1106    Lockwood, Beverly F. (a) *DISPUTED*                          $0.00  *DISPUTED*
2662    Logan, John                                              $4,625.00
2663    Logan, John S.                                          $70,281.25
3203    Logan, Mark                                              $1,937.50
4590    Longnecker, Doris & John                                 $1,768.78
3318    Los Angeles County Employee
           Retirement Assoc.                                   $117,175.00
4726    Loveless, Kathy Wood                                     $5,005.69
3425    Lucky Ladies Investment Club                             $2,653.13
2946    Ludwig, John                                             $1,999.00
4727    Lundgren, Roy A.                                         $3,651.58
 758    Lusinger, Margaret S.                                    $3,502.23
2142    Lutz, Kendall D. *DISPUTED*                                  $0.00  *DISPUTED*
1209    Lutz, Kendall D. & Lois L.                               $3,125.00
 521    Lyle, Harry & Carol                                      $5,000.00
2919    Lyman, Gary B & Jo-An H                                  $3,206.25
 354    Lynch, William T.                                       $12,451.75
1463    Maahs, Earl H. & Susan I.                                $2,463.81
2669    MacCloskey, Jane                                         $2,100.00
2863    Mackenzie Trust (a)                                      $9,906.25
2979    Macks, Earl R. & Marilyn                                     $0.00
2964    Madich, Candace                                            $437.50
1887    Madison, James R.                                          $428.93
4728    Madrigal, Robert J.                                      $5,134.43
3347    Magee, Michael C                                           $150.00
4580    Maggio, John P. & Patricia J.                           $11,436.00
4033    Magnuson, Grant A & Louise A                             $1,311.50
4034    Magnuson, Grant A & Louise A                             $4,211.50
4035    Magnuson, Grant A. & Louise A.                           $2,899.00
2606    Mahal, Avtar S.                                          $4,314.00
4729    Mahnke, Steven                                           $3,781.91
2159    Mahoney, Jane L.                                         $2,875.00
2158    Mahoney, John A. & Jane L.                              $19,375.00
4135    Mahowald, Alfred F.                                        $562.50
3695    Maier, Mr. & Mrs.                                          $837.50
4460    Maier, Mr. & Mrs.                                          $125.00
1450    Maier, Paul V. & Shirley D.                I             $5,917.00
4153    Maitre, Dwain J. & Lenore                                $2,276.00
4730    Majerus, John L.                                         $1,500.60
2949    Major, Mark W. & Nancy A.                                  $150.00
 302    Makam, Chandralekha N.                                   $4,028.75
1373    Mallen, Willis Sr. TTEE Raymond V.
           Knowles Trust                                         $9,609.63
2417    Mallon, Russell E                                          $950.00
4731    Malone, Robert A.                                       $20,430.72
4435    Managed Services Inc. Employee Profit
           Sharing Plan                                          $3,150.00
2967    Mandala Communications                                   $3,721.87
3438    Mandapati, Satyanarayana & Vimala Devi                   $3,312.49
2492    Mandelbaum, Anita                                        $1,462.50
1926    Mandelbaum, Jill B. (a)                                    $806.25
2761    Mandelbaum, John R. IRA                                  $1,072.00
2760    Mandelbaum, John R. Profit Sharing                         $664.00
1927    Mandelbaum, Norman B. (a)                                $9,724.00
2563    Manes, Ann M.                                              $156.25
2564    Manes, Jerome F.                                           $156.25
3875    Marcinko, Gerald F.                        I             $1,750.00
4193    Mares, Louise                                            $2,093.75
4061    Maring, Gary & Sally B                                     $239.50
2183    Markoff, Sven C. & Jane C.                               $2,432.25
2229    Marohl, Judith A                                           $975.00
2638    Marr, Arnold R. & Joan M.                                  $225.00
3720    Marrs, Don & Sandi                                       $1,425.00
2146    Marsh, Barbara Dee                         I             $1,163.26
3421    Martens, Margaret (a)                                   $ 4,788.75
4118    Martin, Benjamin O. (a)                                      $0.00
1246    Martin, David R c/f Rebecca M. Martin                    $4,992.43
1233    Martin, David R.                                         $9,020.50
1247    Martin, David R.                                         $1,294.00
1267    Martin, David R. c/f Katherine A. Martin                 $7,705.01
 945    Martin, Jack D                                           $4,049.00
1516    Martin, Lois M. (a)                                     $11,625.00
 290    Martinsen, Richard D.                                      $686.50
4196    Martinson, Paul                                          $1,461.50
2274    Marx, David C                                            $4,939.50
3554    Maschka, Paul                                              $112.50
4510    Masek, Joseph M. Jr. & Blanche M. (a)      I             $2,375.00
4510    Masek, Joseph M. Jr. & Blanche M. (b)      I             $3,000.00
4732    Matheson, James D.                                       $8,499.14
 688    Mathews, David S. (Cust.)                                  $873.00
2243    Mathews, Earl & Irene                                      $588.00
4419    Mathews, Maedean                                         $1,870.31
4420    Mathews, Maurice D.                                      $2,067.19
2041    Mathewson, Charles N. (a)                               $25,812.50
2041    Mathewson, Charles N. (b)                              $174,662.50
2405    Matson, Les N. & Beverly M.                              $4,900.00
 776    Matthews, Kelly King & Mary Lynn J.                      $4,760.97
4733    Matticks, Deborah H.                                     $3,377.56
4734    Matulich, Helen                                          $1,047.17
4256    Matulis, John                                              $500.00
4132    Matzer, Frederick E.                                     $1,649.00
1087    May, W.H. Jr. & Hennings, D.A. (a)                      $25,875.00
2504    McAlees, David G.                                        $3,625.00
 862    McAllister, James R.                                     $6,750.00
 292    McArthur, Lewis L.                         I             $1,912.50
 967    McCafferty, James W.                                     $4,600.00
2107    McCarter, Charles V. (a)                                 $8,155.68
 798    McCarthy, Richard F. (a)                                 $9,250.00
3005    McCaughey, Rosanne G.                                      $300.00
4735    McCauley, Larry E.                                       $2,888.37
4736    McCauley, Thomas Leo                                     $3,710.68
4567    McClary, Janet L.                                          $212.50
2114    McCleary, Robert S.                                      $1,765.25
2520    McClenachan, Dianne (Isaacson)                             $318.75
 650    McClenachan, William B.                                  $1,506.97
2184    McClung, Charles E.                        I             $3,440.13
1813    McConachie, John W JR                                    $1,241.56
1814    McConachie, John W. Jr.                                  $1,842.89
2728    McConadrie, John                                           $633.03
2729    McConadrie, John Jr. (a)                                 $1,027.70
1735    McCormick, Leroy C.                                      $4,848.54
1734    McCormick, Richard S.                                   $42,224.00
1736    McCormick, Richard S.  IRA                              $13,194.00
2235    McCray, Samuel A                           I             $2,252.50
1238    McCune, Lance TTEE                                       $7,192.34
2363    McDaniel, Richard A.                                         $0.00
2870    McDonald, Elaine Marie                                  $12,468.75
3420    McDonald, Frank A. & Mildred (a)                           $675.00
3420    McDonald, Frank A. & Mildred (b)                         $7,530.47
4737    McDonald, Thomas P.                                      $1,708.33
1428    McElliott, Michael V. TTEE Lee
           McElliott Trust                                      $16,666.98
4078    McElmary, William J.                                     $1,149.00
1009    McGrath, Mary K.                                        $10,037.50
1085    McKay, Jane Teresa (a)                                     $325.00
1085    McKay, Jane Teresa (b)                                   $5,844.00
4738    McKenzie, David R.                                      $10,545.85
1563    McKillop, Paul J                                        $80,496.70
2793    McKim Trust fbo Lewis M. Kean                            $1,997.85
2867    McKim Trust fbo Lloyd G. Kean                            $1,997.85
2792    McKim Trust fbo Paul McKim                               $1,997.85
2868    McKim Trust fbo Sam Douglas                                $998.92
4739    McMasters, Dennis H.                                       $833.98
 289    McMurray, Jack W.                                          $833.00
1611    McNairy, Ryan                                            $5,888.57
1424    McNairy, Sean Fort (a)                                   $2,121.37
 538    McNaught, Ron Jr.                                        $1,147.81
 856    McRill, Eugene B. & Burneta J.                           $1,825.00
2636    McRill, Eugene B. & Burneta J. *DISPUTED*                    $0.00  *DISPUTED*
4740    McTear, John A.                                         $16,304.45
4741    Means, James A. Jr.                                        $166.33
4411    Mecham, Norman D. & Karma R.               I             $4,312.00
 698    Medaris, Nancy Hazel                                    $11,745.50
 630    Meehan, Richard & Marcella                               $3,675.00
3154    Mehmke, Carl W.                                          $2,765.62
4742    Mehrenberg, Davis S.                                     $2,412.38
4182    Mehta, Ramesh H. & Sangeeta R.                           $1,651.80
2434    Merfarm a/c F5                             G            $17,375.00
4743    Merrell, Jason                                           $6,149.04
1202    Mesler, Myron D.                                        $29,649.00
1201    Mesler, Paul S.                                         $14,748.00
2580    Metcalf, H. Wilson                                       $1,275.00
3191    Methodist Hospital Funded Depreciation
           Peregrine                                            $11,250.00
4744    Meucci, Lisa A.                                          $1,875.81
2224    Meyer Bros Dairy Inc                                     $5,500.00
3877    Meyer, John R.                                          $12,324.00
2577    Meyer, Loren T. cust Kern, Elizabeth                     $2,615.62
1770    Meyer, Sharon A (a)                                      $7,406.25
 666    Meyerson, Robert S.                                      $1,493.09
3986    Midthun, Glenn L. & Sylvia A.                              $803.12
4070    Mielke, Leo G                                            $9,387.50
4511    Miller, Arlon & Doris Y.                                    $62.50
 746    Miller, Dorthea M.                                       $2,549.00
3777    Miller, Laurence                                           $994.40
3038    Miller, Paul A. & Sylvia R.                              $1,250.00
1422    Miller, Peggy G. Sole Prop Emp Mpp Pl                    $3,430.75
1423    Miller, Peggy G. TTEE FBO Peggy
           Miller Fam Trust                                      $7,854.25
4162    Miller, Shauna P.                                            $0.00
2635    Million, Lois M & Lewis E.                                  $75.00
2406    Millsap, Clarence D.                                     $7,797.00
3933    Milton, Maxwell                            I             $2,871.66
2611    Mingo, Richard L.                          I             $1,772.00
2620    Mingo, Richard L. & Phyllis A.             I             $4,502.74
 747    Minnaert, Dean F. & Marlene                I             $1,267.19
2166    Mitchell, Gregory J. (a)                                 $3,164.85
1421    Mitchell, James R.                                         $978.13
2167    Mitchell, Susan D (a)                                    $3,164.85
4431    Mizener, Alice                                               $0.00
2367    Mock, Patricia M.                                          $300.00
2993    Moffitt-Lindway, Doris                                   $5,220.00
 310    Mollet, Earl H. (Trustee)                                $1,188.65
4745    Monson, Gerald C.                                       $20,397.82
1761    Montclair Orthopaedic Group Pensio n                   $136,501.15
4291    Moore, Daniel C.                                        $32,456.25
4321    Moore, Donald W. & Donald E.                               $225.00
2668    Moore, J. Peter                                          $2,098.18
3315    Moore, Jeffrey S & Rebecca J               I               $425.00
2305    Moore, Joe A. & Rea M.                                   $1,937.50
1705    Morgal, Margaret L.                                        $574.40
1420    Morgan, David F.                                         $5,641.34
2036    Morgan, James & Rose                                     $1,275.00
 575    Morgan, Margaret E.                                      $8,638.70
3971    Morgan, P. H. Trust - A. Morgan                          $6,923.87
3970    Morgan, P. H. Trust - V. Benedict                        $6,923.86
2320    Morgan Stanley & Co., Inc.                               $5,993.00
1588    Morris, Newbold "Bob" Capt                              $76,265.00
3886    Morrison, George H.                                      $2,581.25
2153    Morrissey, John T. & Marie W.                            $1,905.25
2599    Morrissey, Marie                                         $1,238.75
2652    Mortensen, John H.                                       $1,000.00
3989    Morton, Frank A. & Linda M.                              $1,509.61
2846    Moskin, Nancy                                           $10,012.50
2285    Moss, Lee W                                             $23,000.00
2963    Mostoller, I L Suzie                                       $875.00
4354    Mountford, Roger & Donnis                                $1,462.50
4746    Mower, Clark M.                                         $22,709.09
2491    Moyle, Henry D.                                         $37,233.80
3782    Ms. Dee Inc. PSP                                         $1,198.54
2135    Muck Farms Inc.                                          $2,750.00
4141    Mudgett, Albert G.                                       $2,024.00
3664    Mueller, Frank C.                                        $2,455.00
2351    Muellerleile, Richard                                    $2,887.50
1849    Mueske, Duane & Willia                                   $5,218.20
1003    Mukamal, Daniel                                            $276.75
4561    Murphy, Brian E. & Kathryn A.                            $4,000.00
3214    Murphy, Carol J. Trustee                                 $1,000.00
3189    Murphy, Mary Jane, Estate of                I            $2,700.00
1773    Murton, David B                                          $6,528.50
1419    Murton, David IRA                                        $2,031.37
1503    Musgrave, Violet & Cheryl & Dara                         $2,634.34
2397    Myhr, Jerry B. (a)                                       $1,843.75
3766    Naegele, Robert O JR                                     $1,500.00
2070    Nakagawa, Eiko (a)                                      $19,366.50
2070    Nakagawa, Eiko (b)                                       $5,907.76
 701    Nakamura, Milton (Estate)                                $2,474.00
3071    Napier, Dan                                              $3,725.00
1533    Nasseta, Anthony F. (a)                                    $375.08
1466    Nassetta, Cecelia (a)                      I               $375.00
1892    National City Bank-Dayton, Trustee for     I             $1,245.84
2429    National Gardening Assoc. a/c NGA  (a)     G             $7,831.25
4101    Nau, John C                                              $3,125.00
3587    Nelson, Arthur E.                                       $26,875.00
3556    Nelson, Clyde & Bessmarie                                $1,362.50
2958    Nelson, Elizabeth J.                                       $700.00
2106    Nelson, Herman L & Margaret B.                           $1,950.00
4067    Nelson, Iva Marie                                          $427.50
3586    Nelson, Jim                                                $852.00
2957    Nelson, Kenneth                                            $450.00
3869    Nelson, Nancy A.                                           $487.50
2518    Nelson, William A.                                       $1,212.50
3884    Nelson, William A. & Doris L.                              $287.50
4747    Nemeth, Rick                                             $1,633.43
3237    Neonatology PA Profit Sharing                            $2,858.00
4455    Nesmith Two                                                  $0.00
1505    Ness, Wayne R. & Mary M.                   I               $787.50
1344    Netten, Twila F.                                        $10,364.15
4524    Neubauer, David J.                                       $8,999.00
2466    Nevil, Bob J. *DISPUTED*                                     $0.00  *DISPUTED*
2854    Neville Rodie & Shaw Profit Sharing
           Trust (a)                                            $32,793.75
 386    New Alternatives Fund, Inc.                            $466,021.24
3601    New Cycle Foundation (a)                               $227,125.00
1481    Newgard, Traci                                              $62.50
4748    Newman, Elmer C.                                        $11,038.22
1915    Newman, Jay & Pauline                                      $924.00
2896    Newton Falls Paper Mill (a)                             $49,687.50
4394    Nicoll, Matt                                             $1,137.50
 726    Niederer, Robert & Ruth                                  $3,951.60
 740    Niederer, Robert H. & Ruth G.                            $2,099.00
 600    Nielsen, Kenneth N. & Fern S.                            $1,498.75
4094    Nixon, Helene J                                            $425.00
4095    Nixon, Michael T                                         $9,281.25
 309    Noel, Dale A. & Kathryn L. (a)                               $0.00
 578    Nogg, Alvin S. & Manya E.                                $1,999.00
4073    Nokomis Investment Club (a)                                $331.00
4073    Nokomis Investment Club (b)                                  $0.00
3101    Nolte, Robert C. & Betty Jo (a)                          $2,037.75
3957    Noonan, Grace C.                                        $48,350.00
2020    Nordstrom, Elmer J. Estate of                          $101,913.00
3854    North, Kathleen L.                                          $12.50
2588    Northup, Richard E. & Shiley J.                            $875.00
1167    Norwest Bank Colorado, N.A. (Custodian)                 $14,983.87
2332    Nowell, May                                              $1,890.00
2375    O'Brien Enterprises LTD Prof Shar
           Plan & Trust                                         $15,375.00
1485    O'Brien, John T & Jeanne T.                              $5,373.43
4075    O'Halloran, Cynthia H                                    $3,308.71
1240    O'Kief, James M & Nancy S.                               $1,843.75
3894    O'Neil, Donald R. & Rosella                I             $1,550.00
4749    Oanes, Gerald                                            $2,551.92
 920    Odesky, Stanford                                           $999.95
3584    Oetken, Herbert E.                                       $1,362.50
4387    Okey, Kyle C.                              I             $1,800.00
2607    Oldakowski, Robert A. & Dorothy A.                       $3,375.00
2758    Oliver, Douglas & Holly                                    $200.00
1273    Ollie, Mary                                              $1,377.18
 834    Olmstead, Daniel (a)                                     $7,140.09
1418    Olmstead, Peter Def Ben Ret Tr                          $13,212.72
2695    Olofson, Clifford (a)                                    $1,856.25
3964    Olsen, Christine fbo Amy Olsen &
           Sarah Olsen                                           $2,031.25
3950    Olsen, Erdean Custodian for
           Brent W. Clark                                           $23.75
3951    Olsen, Erdean (IRA)                                        $825.00
4432    Olsen, Erdean Custodian for
           Travis Clark (a)                                         $23.75
3195    Olsen, Glenn H.                                          $4,415.00
3963    Olsen, J.R. & Christine L.                               $1,065.62
 481    Olsen, Marjorie A.                                         $131.25
4750    Olson, Christine A.                                      $1,885.86
 859    Olson, John L. (Trust)                                  $12,300.09
2731    Olson, Wayne P.                                          $3,437.50
4489    Ophthalmology PA Pen Pl                                  $7,062.50
4488    Ophthalmology PA Pro Shar                                $7,062.50
 492    Orinkawitz, Edward P.                      I             $1,006.00
1820    Ormsby, Richard & Rae                                    $1,875.00
1822    Ormsby, Richard E Family Trust (a)         I                $85.00
 767    Orr, Rufus D.                                          $123,701.25
1184    Ottertail Investment Group (a)                             $864.04
2502    Overby, Glenn & Ruth                                       $900.00
 420    Owen, Eleanor P.                                        $10,558.75
2735    P. O. Investment Club                                    $1,725.00
4521    Pacey, John S.                                             $400.00
3719    Pacific Northwest Sport & Physical Therapy               $7,125.00
3823    Pacific Steel Casting Co.                              $106,300.00
2767    Pack, Douglas H. (a)                       I             $1,350.00
 612    Padberg, Godfrey P.                                      $4,032.81
3100    Paden, David W. J.                                       $1,221.90
2956    Pai-Panandiker, Kamlesh & Mangala                        $2,161.50
2971    Pai-Panandiker, Mangal (Custodian)                       $2,161.50
4270    Palmer, Kenneth J.                                           $0.00
4751    Pannier, Tricia F.                                       $2,590.13
 674    Paper, Steve Custodian for Bobbie Paper                    $375.00
1989    Pardey, Harold M. & Elaine                               $7,566.75
3906    Parenteau, Vern J.                                           $0.00
 683    Parke, Kenneth L. & Sara L.                                $712.50
3060    Parker, Blaine & Mary Ann (b)                            $9,455.80
2948    Parker, John & Bonnie                                      $500.00
2527    Parker, William A.                                       $2,063.00
2531    Parker, William A.                                         $625.00
4115    Parmley, Clinton A & Betty Jane                          $1,575.00
2111    Parsons, Larry D.                          I             $1,055.84
1663    Passey, Mirl J.                                          $2,682.59
1900    Patel, Bharatbhai & Niraben B.             I             $1,317.49
4576    Patten, James                                            $3,187.50
1119    Pauley, James L. & Virginia E.                           $5,200.81
1526    Pauley, Mary J                                             $244.52
3304    Payne, David J                             I             $1,879.85
2353    Pearson, Gorden A. & Jean                                  $650.00
4012    Pebbles, Harold & Ann                                    $5,250.00
4013    Pebbles, Harold A. D.D.S., P.S.                          $6,375.00
3123    Per Mar Security & Research Corp.                        $3,400.00
2428    Peragrine Financial (a)                    G             $8,293.75
4229    Peters, Carl J.                                          $1,722.00
2076    Peters, Elizabeth S.                                     $1,781.25
3839    Petersen, David                                          $2,353.50
4167    Petersen, Leon O. & Joan K.                                $587.50
4222    Peterson, Gary M.                          I             $1,550.00
 517    Peterson, Judith I.                                        $893.52
4752    Peterson, Minton                                           $725.57
4753    Peterson, Raymond G.                                     $1,785.40
4754    Petras, Ann                                              $2,311.62
1897    Petree, Alice A.                                         $4,505.41
 647    Pewterbaugh, Nancy J.                                    $3,700.00
2707    Pflipsen, Terry                                          $1,481.25
1867    Phalin, Thomas L & Patricia J                              $832.50
2094    Phelps, James J.                                        $12,375.00
2630    Piano, Robert G.                                         $1,350.00
4254    Pieri, Susan                                                 $0.00
3192    Pigott, Charles M.                                      $26,375.00
3121    Pilgrim, Evelyn H.                                       $4,300.00
1848    Pincus, Jacqueline K                                     $8,012.00
3999    Pint, Allan & Sandra                                     $1,337.50
3643    Piper Jaffray (Custodian) Julieanne
           E. Westland                                             $400.00
3647    Piper Jaffray (Custodian) Ronald
           A. Carlson IRA                                            $0.00
3651    Piper Jaffray (Custodian) Rebecca
           S. Joseph IRA                                         $1,138.00
4512    Piper Jaffray (Custodian) Richard
           L. Greene                                               $850.00
4513    Piper Jaffray (Custodian) Robert M.
           Chastain SEP                                            $918.75
4586    Piper Jaffray (Custodian) Ronald A.
           Carlson                                                   $0.00
4587    Piper Jaffray (Custodian) Hoyt H. Allen                  $2,285.00
4588    Piper Jaffray (Custodian) Rebecca S.
           Joseph                                                $1,138.00
4589    Piper Jaffray (Custodian) Betty Krueger                      $0.00
4593    Piper Jaffray (Custodian) Mary L.
           Warner, IRA                                           $1,895.00
4594    Piper Jaffray (Custodian) Julianne
           E. Westlund                                             $400.00
3644    Piper Jaffray (Custodian) (a) Betty
           Krueger                                                   $0.00
3645    Piper Jaffray (Custodian) (a)
           H. Lavina Wright IRA                                      $0.00
3649    Piper Jaffray (Custodian) (a)
           Hoyt H. Allen IRA                                         $0.00
4597    Piper Jaffray (Custodian) (a)
           H. Lavina Wright                                          $0.00
3644    Piper Jaffray (Custodian) (b)
           Betty Krueger IRA                                     $1,087.50
3645    Piper Jaffray (Custodian) (b)
           H. Lavina Wright IRA                                      $0.00
3649    Piper Jaffray (Custodian) (b)
           Hoyt H. Allen IRA                                     $2,025.00
4597    Piper Jaffray (Custodian) (b)
           H. Lavina Wright                                          $0.00
3644    Piper Jaffray (Custodian) (c)
           Betty Krueger IRA                                     $1,707.00
3645    Piper Jaffray (Custodian) (c)
           H. Lavina Wright IRA                                  $1,681.75
3649    Piper Jaffray (Custodian) (c)
           Hoyt H. Allen IRA                                         $0.00
4597    Piper Jaffray (Custodian) (c)
           H. Lavina Wright                                      $1,681.75
3247    Piper Jaffray (Custodian) (j) Richard L.
           North & Katherine North                                   $0.00
3184    Piper Jaffray (Custodian)
           Edward L. Schinzel                                        $0.00
3229    Piper Jaffray (Custodian) Mary I. Fahey                  $1,951.00
3239    Piper Jaffray (Custodian)
           Dr. T. Bruce Ferrara                                  $1,535.00
3238    Piper Jaffray (Custodian)
           Karen B. Ferrara                                      $1,626.00
3169    Piper Jaffray (Custodian)
           Robert M. Chastain                                        $0.00
4527    Piper Jaffray (Custodian)
           Judy Gentling                                            $82.00
4528    Piper Jaffray (Custodian) Kirk Gentling                    $123.00
3177    Piper Jaffray (Custodian)
           Robert W. Rivett                                          $0.00
4549    Piper Jaffray (Custodian)
           Sandra J. Simmons                                       $300.00
4263    Piper Jaffray (Custodian)
           Steven E. Rolsch IRA                                      $0.00
3914    Piper Jaffray (Custodian)
           Richard A. Sheftman                                     $775.00
3905    Piper Jaffrey (Custodian) for
           Mary L. Warner                                        $1,895.00
3801    Piper TR Bowman, Glenn & Mary                            $5,375.00
4477    Pithan, Gregory J.                                       $3,837.50
4485    Platt, Bradley D. (a)                                    $2,483.75
3110    Pletscher, John N. & Jeanne G. (a)                       $1,360.75
4251    Plumer, Barbara Catherwood (a)                          $14,325.00
4251    Plumer, Barbara Catherwood (b)                         $136,796.75
3418    Plunk, Glenna M.                                        $12,054.68
3417    PNG Partnership (a)                                      $8,298.43
2201    Poetker, John                                            $2,874.00
4103    Pollock, Maurice Dean & Susanne                          $3,402.50
2171    Popovich, J.K. & Jane H. & Carver,
           Eugene P.                                             $1,984.00
2173    Popovich, Jane H.                                       $20,402.66
2172    Popovich, Kimberly                        I              $3,335.71
2170    Popovich, Patricia L.                                    $1,983.50
4755    Porath, Mary                                             $1,064.84
 753    Posthumus, Allen W. & L. Joyce                           $1,169.53
1414    Powell, John F. & Wendy R TTEE
           Powell Fam Trust                                      $3,158.50
4756    Pracht, Thomas                                           $3,684.36
2486    Prather, Ronald & Sondra                                   $361.33
4109    Pratt, David Wells                                       $2,687.50
4757    Pratt, Robert N.                                        $17,578.33
3181    Pray, Lillian B.                                         $1,550.00
3142    Preston, Maynard                                         $4,686.50
2519    Preusse, Wilbur H.                        I             $10,281.25
2419    Priesing, John W                                        $13,814.00
1695    Proffit, Michael                                         $7,200.00
3459    Profitable Portfolio                                     $2,287.50
 401    Przygoda, Eugene J. & Lynn E.                            $1,884.00
3044    Psyk, Joseph John                                          $960.25
4367    Puhalla, Todd                                                $0.00
2830    Puleston, Dennis                                         $6,735.00
4606    Putney School (a)                         G             $13,437.50
3014    Quick, Robert                                            $1,401.67
3543    Quigley, Larry                                           $6,213.00
 957    Rachey, Diane L.                                         $1,549.50
4758    Radel, Martin F.                                         $3,532.05
4237    Radintz, Henry Charles (a)                                 $421.87
2306    Rahmlow, Edward C. & Glen E.                               $899.00
4096    Raitzer, Kristin E Osterndorf                            $3,637.50
1775    Ralphs, Donald Scott                                    $14,040.07
 700    Ralphs, Joyce S.                                        $14,040.07
1774    Ralphs, Joyce S. *DISPUTED*                                  $0.00  *DISPUTED*
4390    Ransdell, Robert (a)                                       $650.00
4390    Ransdell, Robert (b)                                         $0.00
 890    Ransom, Anita G.                                         $4,275.00
 344    Rath, Michael & Mary K.                                      $0.00
4759    Rathjen, Cheryl M.                                       $1,617.94
1197    Rauer, Carl L.                                              $50.00
2661    Rawls, Daniel T. & Betty B.                              $1,112.50
3598    Read, Donald L & Helea                                     $525.00
2176    Redd, Lynn Baz & Damon Baz                               $1,287.86
2177    Redd, Lynn Baz & Derek Baz                               $1,287.86
2273    Reeber, Erick                                            $1,799.00
4760    Reed, Gregory T.                                         $5,625.99
4761    Reed, William J.                                         $9,262.55
1412    Reel, Roy A. IRA                                         $6,312.94
3155    Regan, Billie E. & Gladys I.                             $1,812.50
3156    Regan, Billie E. & Gladys I.                             $1,824.00
1778    Regan, James & Sue Pascal                                  $290.41
3778    Regina Medical Complex                                   $7,102.60
3207    Reid, Donald L.                                          $5,000.00
4417    Reiman, Mary Lee (a)                                     $1,175.00
1688    Reinauer, Richard H.                                         $0.00
3820    Reinhardt, Kenneth A                                     $1,389.59
3771    Reiter, Doug W                                             $731.25
 388    Rentel, Richard O. & Joyce M.                            $1,813.75
1639    Rentz, Wm H.                                             $2,316.51
2986    Reskakis, George D. DDS                                      $0.00
2081    Resnik, Seymour & Sandra                                   $535.00
2040    Restad, Arlan G.                                             $0.00
 821    Rettinger, Thomas C.                                     $1,019.60
3416    Reynolds, James D. & Darlene S.                          $2,996.09
1958    Rhodes-Greene, Susan                                     $1,114.89
1489    Rial. Steve A.                                           $2,270.00
4762    Ricca, Antone                                            $3,748.84
 943    Richards, Barclay H                                     $10,627.85
1269    Richards, W. Thomas (a)                                  $8,976.57
1411    Rick, Robert A. TTEE FBO Ella
           F. Rick Rev Trust                                     $5,595.82
4763    Ricker, Sandra                                           $1,263.35
4547    Ridings, Ray F.                                          $2,312.50
4764    Rieland, Dennis D.                                       $2,253.39
1462    Riley, Wallace D. & Dorothy C. (a)                     $269,275.60
4765    Rinehart, Mark E.                                       $28,283.10
4206    Ringen, Mary Beth TTEE FBO                               $1,954.00
2851    Ripley, F. Fuller (a)                                    $6,250.00
2829    Ripley, Sally F.                                         $2,173.50
3187    Risk, Richard J.                                         $2,000.00
4766    Rivera, Shirley J.                                         $247.10
4496    Rivett, Robert W. (IRA)                                  $2,500.00
2828    Roach, Rachel K.                                         $1,421.00
2667    Robberson, Dorothy A                                     $3,733.49
 934    Robert Mellin Trust for John Clark,
           Stanley Margolis and Larry Martindale                 $6,392.73
 939    Robert Mellin Trust (a) for John Clark,
           Stanley Margolis and Larry Martindale                   $474.73
 725    Rock, Joseph S.                                         $12,795.00
4767    Rock, Sharon                                             $9,848.27
4313    Rodie, Constance T.                                      $5,030.00
1519    Roeme, Frederick L & Anna S                              $2,700.00
 592    Rohde, Dale F.                                             $231.00
3050    Rohwer, Lloyd H. & Frances J. (a)                        $3,988.00
1100    Rolf, Glenn R. & Barbara C.                                $956.25
4047    Rolf, Robert A                                             $325.00
1796    Rose, Madelyn J. Beneficiary Koovard                       $188.90
1843    Rose, Madelyn J                                            $111.70
1877    Rosenthal, Ray U.                          I             $2,119.79
2215    Ross, Gerald E                                           $1,979.60
2011    Ross, Oren E & Lonnie C                                  $2,229.91
3923    Ross, W. D. Jr.                                          $1,275.00
1435    Rossman, Seth                                              $737.50
1059    Routier, Gordon                                          $1,062.50
 681    Rovick, John B.                                         $11,230.00
3470    Rovie, Kenneth C. (a)                                    $3,149.00
 768    Rowady, Lewis (a)                                       $16,500.00
3193    Rowe, George & Beverly                                  $14,875.00
4105    Rowley, Mark A & Virginia                                  $793.75
2782    Rubel Family Foundation                                 $27,927.50
1073    Rubin, Bernard & Gloria (a)                                  $0.00
2494    Rudman, Karen L.                                           $975.00
4452    Rudy, Thomas A.                                          $4,500.00
1824    Ruggles, William                                           $312.75
1410    Rusack, Janice O. FBO Rusack Living Trust               $19,254.83
3663    Rusch, Freeland                            I               $899.00
2968    Rusho, William J & Susan J.                              $1,568.75
2989    Rushton, Sam                                            $12,905.00
3063    Rusi, Ermanno & Patience                                $11,500.00
 415    Rusnak, Joseph R.                                        $1,912.00
 527    Ruther, Bernard L. & Kathleen M.                         $1,324.00
4260    Ruvelson, Alan K., Jr.                                     $425.00
3603    Sacharuna Foundation (a)                               $240,125.00
3712    Sack, John T. M.D.                                       $5,806.50
3713    Sack, John T. M.D.                                       $5,862.25
3716    Sack, John T. M.D.                                       $8,500.00
3717    Sack, Sharon                                               $955.00
 485    Safford, William H.                                        $719.57
1453    Sageser, Richard L. & Sherrel J.                         $2,577.50
2614    Sahling, Donald L.                                       $1,500.00
4414    Salk, Richard J.                                             $0.00
1556    Salyer, Joel D                             I             $2,187.50
2174    Samek, Peter L. & Robert H.                              $4,090.71
1409    Sampson, J. Michael IRA                                  $7,655.63
2395    Sanborn, Alvin M. & Jarisse J.                           $6,906.25
3216    Sandberg, Oscar C.                                       $9,495.00
3414    Sande, Earl E. (a)                                         $155.25
2581    Sandell, Richard D. & Muriel K.                          $1,228.12
4409    Sanderson, Allen R.                                      $2,237.50
 349    Sands, Thomas P.                                         $3,837.05
 341    Sanner, Glenn M. & Harriet L.                            $1,178.86
4768    Sanslow, Rochelle J.                                     $2,969.06
4769    Saperstein, David M.                                     $4,992.05
3373    Sarich, Steve Jr & Kay                     I            $12,859.85
4575    Sarver, Terry D. & Shela E.                                $662.50
2389    Sastaunik, Patricia J.                                     $638.36
2316    Satellite Investment Group                 I               $975.00
4363    Savage, Charles J. (a)                                     $312.50
4363    Savage, Charles J. (b)                                       $0.00
4364    Savage, Joanne M. (a)                                        $0.00
4364    Savage, Joanne M. (b)                                        $0.00
 703    Sayles, Floyd L. (a)                                     $2,655.25
3299    Schanz, Richard W                                        $2,100.00
2533    Scheidler, William C. & Mary M                             $387.12
2665    Schenck, Peter V. & Barbara F.                           $2,491.68
1472    Schenck, Robert C.                                       $4,568.75
4770    Schenk, Dean                                             $2,266.15
1408    Schick, Harold G. Jr                                     $4,760.88
2364    Schiller, Robert B.                                      $1,986.50
4497    Schinzel, Edward L.                                      $1,687.50
4190    Schlagel, Clarence R.                                      $687.00
4771    Schleicher, Mary                                           $789.92
3834    Schlick, Fred J. & Mary C.                                 $898.00
1754    Schloss, Eugene & Co. Inc.
           Pension Plan                                         $19,086.99
1753    Schloss, Eugene & Co. Inc.
           Profit Sharing Plan                                  $12,324.99
 670    Schlosser, Beverly                                       $2,724.00
4458    Schmidman, Joyce D.                                     $10,000.00
1345    Schmidt, A. Thelma                                       $2,810.22
4374    Schmidt, Dick W. & Bernice M.                              $200.00
4772    Schmitt, Loran M.                                        $4,367.75
2381    Schmitt, Richard C. & Wilma F.             I             $2,354.00
3160    Schmitz, Jerry H. & Norma M.               I             $3,750.00
2295    Schmitz, Kathleen B.                       I             $1,462.50
3280    Schneider, Carl M. & Grace M.                              $281.25
3959    Schoeneman, Judd J. Custodian
           for Scott J. Schoeneman                                   $0.00
3960    Schoeneman, Judd J. Custodian
           for Jill J. Schoeneman                                    $0.00
4448    Schoeneman, Judd J. Custodian
           for Jill J. Schoeneman                                    $0.00
4449    Schoeneman, Judd J. Custodian
           for Matthew J. Schoeneman                                 $0.00
4450    Schoeneman, Judd J. Custodian
           for Scott J. Schoeneman                                   $0.00
3962    Schoeneman, Judd J. Custodian
           for Matthew J. Schoeneman                                 $0.00
 539    Schoenwald, Maurice & Susan                              $1,348.99
2427    School, Potney (a)                                      $13,437.50
3552    Schroeder, Lee (a)                                       $2,500.00
 662    Schubach, Stanley D.                       I             $4,630.85
 379    Schultz, Wayne F.                                        $1,697.00
2538    Schulz, Roy R & Dorothy M.                 I             $1,100.00
1031    Schutt, Russell W. & Shirley J.                          $6,747.35
4467    Schwab, Joseph & Sherry                                  $1,425.00
3465    Schwartz, Paul (a)                                       $4,750.00
3465    Schwartz, Paul (b)                                         $126.68
1327    Schwerdt, M. Craig                                     $127,115.00
4773    Scott, Debra J.                                          $2,399.61
4466    Scott, Eugene R. & Evelyn R.                             $2,925.00
3317    Scripps Clinic & Research Foundation                   $126,562.50
 576    Scult, Allen                                             $2,175.00
3768    Seattle First National Bank                              $1,156.25
3769    Seattle First National Bank *DISPUTED*                       $0.00  *DISPUTED*
3767    Seattle First National Bank
           Agent/Trustee for Virginia Mason
           Hospital Retirement                                   $4,950.00
1708    Seattle Lumber Co Employee Pension Trust                $20,712.50
4114    Seeley, James                                            $4,000.00
4397    Sefer, Norman R. & Joyce W.                              $2,937.50
4493    Selser, Catherine C.                                     $4,812.50
1847    Senne, Thomas A                                          $1,115.01
 640    Servais, Alden J. & Marie F.               I             $1,343.75
1890    Setness, Peter A. (c)                                    $2,375.00
2200    Sevieri, Bill & Kaylene                                  $4,599.00
2733    Sharrar, Donald H.                                       $1,934.37
 626    Shaw, Jack                                               $1,795.25
4774    Shawcroft, Dennis                                        $8,886.55
2489    Sheda, Anthony & Paulette (a)                           $14,419.14
1973    Sheehan, Willma T. (Estate)                              $1,371.35
3915    Sheftman, Richard A.                                       $918.75
4269    Shella, John & Claire                                      $600.00
4775    Sheller, Craig                                           $3,405.79
 622    Sheller, Craig Eugene                                    $5,600.50
4776    Sherlock, Ellis E.                                       $3,726.75
 360    Sherman, John P. & Marian B.                             $7,187.50
3874    Sherman, Susanne                                         $1,437.50
2095    Sheumaker, John C. & Sharon L. ll                        $3,097.32
2664    Shifter, Ferdinand H. & Marie G.                         $1,350.00
3450    Shodahl, Glendon J.                                        $675.00
4777    Short, Cecil                                                $19.94
1297    Short, Robert R.                                         $2,235.09
4778    Short, William R.                                        $1,815.11
1210    Showalter, Rolla E.                                      $6,300.00
2732    Showers, Donald K. & Barbara A.                          $1,668.75
4577    Shrader, James E. & Helen I.                             $2,849.00
4591    Siegel, Phillip B. *DISPUTED*                                $0.00  *DISPUTED*
3652    Siegel, Phillip B. (a)                                       $0.00
3652    Siegel, Phillip B. (b)                                   $1,343.75
2947    Siegle, Dennis                                           $2,062.50
2359    Sieveke, Phyllis                           I             $2,368.00
2164    Sievers, Jill (a)                                        $1,543.10
2163    Sievers, William J. (a)                                  $1,543.10
4201    Sigler, Andrew Howard                                        $0.00
4126    Sigloh, Dennis B                                         $5,250.00
 540    Silks, Edward J. & Aldona L.                             $6,132.00
3887    Silveira, Edward L.                                      $4,689.50
2915    Silzer, Parker W.                                        $6,337.50
4494    Simmons, Jim (a)                                           $725.00
4043    Simmons, Sandra J. *DISPUTED*                                $0.00  *DISPUTED*
3221    Simon, Thomas M.                                           $762.50
3222    Simon, Thomas M.                                         $1,475.00
1406    Simpson, O J & Taft, Leroy B
           TTEE FBO OJ Simpson                                   $5,852.47
1407    Simpson, Orenthal J. IRA                                 $1,412.50
 536    Sinclair, Donald R.                                        $975.00
 359    Skagen, Ruthella (Barnecut)                              $7,849.00
4779    Skifton, Rodney                                          $1,631.65
1782    Skilbred, L Arne                                        $16,681.90
4107    Sklar, Richard A                           I             $1,616.95
1614    Sletten, Alice (Childrens Fund)                          $3,500.00
4440    Sliwa (Wiater), Helen K.                                   $275.00
2382    Slucis, Aivars                                           $8,465.60
3057    Sly, E. R.  (a)                                            $400.00
3002    Smith, Arthur G.                                         $2,255.04
2589    Smith, Emmett A.                                         $1,337.00
1609    Smith, George A                                          $8,944.20
2922    Smith, Howard S. & Phyllis D. (a)                        $4,993.28
2922    Smith, Howard S. & Phyllis D. (b)                        $3,428.68
1512    Smith, Kit                                               $4,828.10
4780    Smith, Michael M.                                       $13,146.37
4120    Smith, O.W.                                                $300.00
3017    Smith, Robert T.                                         $1,100.00
1707    Smith, Stanley Howard & Beverly Ann                        $612.76
3213    Smith, Visten IRA                                          $600.00
2813    Smithe Machine Collective Bargaining (a)                $20,000.00
2848    Smithe Machine Retirement Plan (a)                      $36,562.50
2985    Snow, John Robert                                        $3,079.69
4495    Snyder, Darwyn V.                          I             $1,125.00
 549    Soeffker, Ralph & Ruth                                   $8,412.50
4781    Souza, Paula M.                                            $496.69
4026    Spain, Kevin D & Barbara J                               $1,242.19
1477    Spalt, Allen E.                                            $606.75
2696    Spear, Barbara Sue                                       $1,303.12
2420    Speece Lewis Inc                                         $2,875.00
4782    Sperry, Mark W.                                          $5,747.19
4783    Spirk, Dolores R.                                        $5,248.46
4784    Splittstoesser, Evelyn                                   $1,984.85
4785    Sprayberry, J. Paul                                      $3,986.47
4786    Sprayberry, J. Paul                                      $1,360.46
2293    Springan, Donna M.                                         $521.87
1883    Squire, Marian                                          $10,000.00
3939    Stack, Gary M. MD Custodian for
           Jeffrey M. Stack                                      $3,312.50
3938    Stack, Gary M. MD Custodian for
           Garrett C. Stack                                      $4,468.75
3058    Stack, Harold E.                                         $2,000.00
2137    Stanard, Mark W.                                           $775.00
4787    Stanton, Franklyn T.                                     $1,507.36
4788    Starnes, James                                           $3,792.94
4789    Statler, Jayne A.                                          $258.09
1862    Stearns, Neal R & Georgianna H                           $1,712.49
1494    Steele, Paul E.                                          $1,570.93
1598    Stefan, Andrew T. & Robin W.                             $6,056.25
2988    Steffl, Lawrence & Kathleen                                $200.00
4558    Steinberg, Richard                                        $1780.00
 593    Steinfeld, Ronnie                                        $1,356.11
 358    Steinfeld, Ruth                            I             $1,293.96
1403    Stensland, Theodore Jr., & Muriel F.                     $2,854.50
3091    Stepanek, Steven H. (a)                                  $1,855.25
4790    Stephens, Lester C.                                      $5,299.87
4079    Sterchens Sales Inc                                      $5,000.00
1595    Stevens, Edward                                          $3,774.60
1610    Stevens, Edward                                          $6,660.50
4791    Stevens, Todd J.                                        $10,560.56
4792    Stevenson, Susan S.                                      $1,607.47
4793    Steward, Tom                                             $5,387.15
1236    Stewart, Michael (a)                                       $799.00
2699    Stewart, Ralph B. & Doris J.                             $3,008.00
1459    Stickel, Lucille F.                                      $3,715.66
2812    Stiffel, Jules N.   (a)                                  $3,250.00
2327    Stilinovic, Larry Prof                                   $7,500.00
2325    Stilinovic, Lawrence                                     $2,000.00
 404    Stillman, Charles & Raquel                               $3,942.34
1216    Stillman, Ellen Sue Custodian for
           Craig A .Stillman                                     $2,771.36
1214    Stillman, Ellen Sue Custodian for
           Jory E. Stillman                                      $2,771.36
2240    Stirling, Albert & Gladys                               $11,468.70
3637    Stobbe, Robert E.                                          $187.00
4794    Stocking, Boyd L.                                        $3,809.12
4795    Stockinger, Paul                                         $1,022.25
2124    Stockton, Erma S.                                        $5,222.00
1910    Stoick, Dennis V. & Dorothy C.                           $1,249.00
4796    Stolt, Roger                                             $4,050.59
2350    Stone, Harry D. Sharon E.                                $2,300.00
1049    Stout, C. Fred, Jr. & Elizabeth F. (a)                     $550.00
4066    Stout, C. Fred, Jr. & Elizabeth F. (a)
           *DISPUTED*                                                $0.00  *DISPUTED*
4483    Stowell, Kenneth & Lola                                  $1,800.00
 905    Straley, Kathy A.                                       $10,756.50
4464    Strand, Janice                                             $737.50
4074    Stranik, Richard                                           $296.05
2991    Stricklin, Elizabeth                                     $5,375.00
2496    Stroud, Jerry                                            $3,050.00
3078    Struchen, John L.                                          $110.00
4057    Strunk, Allen D.                                             $0.00
4572    Struve, Gerald                                             $337.50
1886    Stubits, John & Emelia                                   $1,680.53
3812    Sturgess, Margaret I                                     $7,187.50
2472    Sturgis, Robyn Renee                                     $3,875.00
2471    Sturgis, Ryan Russell                                    $3,875.00
2221    Sturm, Gary L & Joyce L                                  $1,650.00
1839    Sullivan, Gail C.                                        $1,078.12
2085    Sullivan, Susan L. Custodian
           for Katherine J. Sullivan                               $807.35
2079    Sullivan, Susan L. Custodian
           for Kerry E. Sullivan                                 $2,355.21
2009    Sullivan, Susan L. Custodian
           for Michael A. Sullivan                               $1,584.10
4797    Summers, Allan G.                                        $7,530.51
3220    Surface, Charles E.                                      $2,300.00
 334    Sutherland, John C. (a)                                  $7,035.88
2691    Swain, Harry L. & Marilyn H.                               $962.50
 711    Swallow, C & G                             I             $1,958.85
4279    Swaney, William & Wilma (a)                                $812.50
2998    Swanger, Robert C.                         I               $994.37
2443    Swanson, Donald E. & Beverly J., dec'd                   $1,799.00
2442    Swanson, Donald E. for
           Beverly Swanson, dec'd                                $5,549.00
3139    Swanson, Gary A.                                            $62.50
2762    Swanson, Mark D.                                         $2,149.00
3460    Sweeney, Lisa B.                                           $899.99
4125    Sweeney, Lynn G                                            $899.99
 654    Sweet, R. Anthony                                        $2,204.00
3440    Sweet, William F.                                        $9,000.00
 773    Sweetland, William E.                                    $7,969.00
4389    Swenson, Jack R.                                           $250.00
3249    Swenson, Keith H.                                            $0.00
1601    Swift, Robert G.                           I             $1,575.00
3570    Taft, John G.                                            $1,125.00
1413    Taft, Leroy B. TTEE FBO Henry H
           Rousseau Trust                                       $11,393.03
 296    Tansev, Erdal Ottomar                                    $3,020.00
 956    Tapley, Christine McAllister                               $750.00
2505    Taylor, Carson & Violet                                  $2,700.00
3527    Taylor, Edward R. & Deborah S.                           $3,802.62
3925    Taylor, Jana K.                            I             $1,950.00
2136    Taylor, Nickson L.                                         $700.00
3186    Taylor, Paul E.                                          $1,250.00
3908    Taylor, Paul J.                                          $1,250.00
2981    Teegarden, Irvin J & Evelyn L.                               $0.00
4459    Tegen, Glenn                                             $4,500.00
4441    Teigen, Phyllis E.                                         $312.50
 306    Telford, George S.                                       $3,655.25
4798    Tellefsen, Cynthia                                       $1,169.03
2150    Tempero, Sue Ann                                         $1,850.00
 778    TenNapel, Roger D. *DISPUTED*                                $0.00  *DISPUTED*
3870    TenNapel, Sandra                                        $10,624.00
3952    Terry, Richard L. & Ann Lu                                 $487.50
2462    Theisen, James J.                                        $2,699.00
1593    Thiele, Beverly A Tr                                     $3,365.00
4799    Thieman, Curt                                                $5.89
4800    Thiros, Angie R.                                         $4,720.88
4430    Thoeny, Matt P.                                              $0.00
4801    Thomas, Barry L.                                         $1,634.08
 546    Thomas, Robert E.                                        $2,229.29
3064    Thomas, Terrance R. III & Sandra A.                      $2,944.62
 572    Thompson, Clifford D.                                    $1,000.00
 564    Thompson, Clifford D. & Ruth M.                          $1,150.00
1527    Thompson, Harry F & Ronelle K H Thompson   I             $5,207.89
3473    Thompson, Lillian E. (IRA account JN46298)               $3,499.95
 479    Thompson, Ruth M.                                        $1,000.00
1014    Thompson, Thomas E.                                        $468.75
2454    Thomson, James R. & Carol M.                             $6,150.00
3708    Thorne, Frank L.                                         $1,553.50
3707    Thorne, Frank L. & Mary C.                               $1,444.25
3709    Thorne, Frank L. MD                                     $12,000.00
3706    Thorne, Mary C.                                          $1,750.38
4166    Thornewell, Joseph A.                                        $0.00
4165    Thornewell, Laura E.                                         $0.00
3831    Thornton, Dorle W.                                       $2,216.40
4345    Thunstedt, Richard C. & Pearl V.                         $3,287.50
2507    Thurston, Stanley C.                                     $1,600.00
 912    Tice, Margie A.                                            $835.75
4802    Tilmon, Spencer                                          $3,427.00
2774    Tilt, Jean P. (a)                                       $26,600.00
2774    Tilt, Jean P. (b)                                       $37,750.00
2811    Tilt, Marilen G.                                         $4,500.00
3138    Tilton, Scott K. & Susan J.                              $1,725.00
3722    Timbers, Richard L. & Shirley I.                         $1,312.50
2220    Tinkham, Natalie A. (a)                                  $2,400.00
2220    Tinkham, Natalie A. (b)                                  $5,192.75
1115    Todd, Michael J.                                        $10,080.00
1589    Toman, Peter (b)                                        $10,593.00
2684    Toothman, Davis fbo Piper Jaffray                        $1,500.00
3931    Topkins, Jeffrey L. DO Inc. MPP            I             $1,282.00
3928    Torian, James W.                                         $6,175.00
2297    Torres, Diane L. TR Lockman, John Edgar                  $6,249.00
 381    Townsend Farms, Inc. Retirement Plan                    $18,282.35
2744    Townsend, Herbert L.                       I            $20,975.00
3406    Trammel, Leroy O. & Maxine H. (a)                        $2,966.90
3301    Trang, Coung S. & Xuan H.                  I            $29,250.00
4476    Trautwein, Charlotte Gretchen                              $848.75
4803    Trimble, Brenda L.                                       $3,554.97
2809    Troy Mills Inc Pension Trust (a)                        $31,800.00
2810    Troy Mills Local 1560 Trust (a)                          $5,962.50
2916    Troy Mills, Inc.                                         $1,987.50
1647    Trupiano, Martin J. & Sharon TR                          $3,569.92
4104    Tsugawa, Akira & Himeko                                  $3,687.50
2196    Tubis, Harry & Celia (a)                                 $1,187.50
3344    TV Mart Money Puch Pens PL & TR                            $525.00
2897    Tweedy Company, The (a)                                 $14,983.87
 473    Twin City Wire - MFI, Inc.                                 $875.00
 474    Twin City Wire - MFI, Inc.                               $5,750.00
4804    Twombly, Greg                                           $16,350.82
1402    Tyson, Georgia D                                         $2,369.50
2052    U.S. Bank of Washington Agent for S.T.
           King                                                  $7,136.00
2043    U.S. National Bank of Oregon Collective
           Funds Qualivest Aggressive Equity Fund              $227,671.50
2044    U.S. National Bank of Oregon Custodian
           for Erickson Lbr. Co. Cust. West Cap.                $14,062.50
2045    U.S. National Bank of Oregon Custodian
           for Columbia Special Fund, Inc.                     $668,312.50
2048    U.S. National Bank of Oregon Custodian
           for Corp. of Catholic Archbishop                      $6,131.20
2049    U.S. National Bank of Oregon Custodian
           for Oregon Health Sciences Endowment
           Pool                                                  $2,062.50
2050    U.S. National Bank of Oregon Custodian
           for Erickson Air Crane Co. Cust.
           West Cap.                                            $13,437.50
2056    U.S. National Bank of Oregon Custodian
           for CMC Small Cap Fund                              $656,329.30
2057    U.S. National Bank of Oregon Custodian
           for CTC Small Cap Fund                              $100,982.00
2062    U.S. National Bank of Oregon Custodian
           for Corp. Cath Arch. Endowment Fund
           Balanced A/C                                          $4,763.75
2067    U.S. National Bank of Oregon Custodian
           for Willimette University                            $20,215.00
2064    U.S. National Bank of Oregon in its
           Capacity as Trustee for Riedel
           Int./Env. Plans Shaw Management                      $14,984.38
2046    U.S. National Bank of Oregon Trustee
           for Elk's Youth Rye Service                          $44,875.00
2047    U.S. National Bank of Oregon Trustee
           for Oregon Community Fdn.                            $24,891.30
2051    U.S. National Bank of Oregon Trustee
           for Blount Retirement Plan                            $1,395.00
2053    U.S. National Bank of Oregon Trustee
           for Collective Funds The Equity Fund                $454,926.00
2054    U.S. National Bank of Oregon Trustee
           for Collective Funds Special Equity
           Fund                                                $114,748.50
2055    U.S. National Bank of Oregon Trustee
           for Collective Funds Foundation
           Equity                                              $172,978.00
2058    U.S. National Bank of Oregon Trustee for
           O'Mark Industries Retirement Plan                     $3,891.25
2059    U.S. National Bank of Oregon Trustee for
           Collective Funds Qualivest Equity Fund              $871,696.00
2060    U.S. National Bank of Oregon Trustee for
           Northwest Iron Workers                                $3,087.50
2061    U.S. National Bank of Oregon Trustee for
           ESI Retirement P/S - Shaw Management                 $11,132.25
2063    U.S. National Bank of Oregon Trustee for CNG
           First Friends Church Trust                            $5,863.75
2065    U.S. National Bank of Oregon Trustee for
           PGE Employee Benefit Investment Fund                 $11,600.00
2066    U.S. National Bank of Oregon Trustee for
           OR Grad. Center for Study/Research                    $3,537.50
2658    U.S. National Bank of Oregon/Columbia
           Growth Fund                             I           $260,187.50
2708    Uding, Glenn C.                                          $2,146.87
3079    Uffelman, Harold L. & Marcella M.                        $4,937.50
4131    Ullman, Robert                                           $3,093.75
 382    Urbano, Anthony J.                          I            $7,000.00
 444    UtilCo Group Inc.                                      $263,473.00
1850    Van Dyke, Harry G & Janie K                              $4,575.00
3402    Van Lew, James H. & Alice J.                             $5,941.05
3715    Van Moppes, R. G. TTEE (a)                               $9,630.00
3715    Van Moppes, R. G. TTEE (b)                               $7,625.00
3714    Van Moppes, Russell G. (a)                               $3,437.50
3714    Van Moppes, Russell G. (b)                               $6,812.50
4000    Van Sickle, Helen S. & H. L.                             $1,275.00
3145    Vandersnick, Kenneth J.                                  $7,012.50
1248    VanDuyn, Wilemena C.                                    $10,364.14
 528    VanDyke, Harry G. & Janie K.                             $4,575.00
1605    Vanguard Index TR Exteneded Market Port                $120,513.25
1141    Vannaman, Donald D. M.D.                                   $402.50
4338    Vansomeren, Melvin F.                                      $512.50
4805    VanWagoner, Robert B.                                    $7,230.88
3996    Vaske, David & Teresa                                      $449.50
2214    Vavrosky, Walter C & Dorothy L                           $2,306.25
1760    Vector Partners L.P.                                    $15,225.00
4806    Veglia, Virgil                                           $1,704.31
3401    Vigen, David C. (a)                                        $905.50
2252    Viney, James                                             $2,362.50
 293    Vineyard, William MD & Nancy H.                            $991.34
4592    Vision Clinic, P.C.                                      $2,478.75
4599    Vogelbacher, Stuart L. & Mavis L.                        $2,699.00
4243    Von Boeselager, August C.                                  $625.00
4244    Von Boeselager, August C.                                $1,500.00
4245    Von Boeselager, August C.                                  $950.00
1749    Von Der Ahe, David Joshua                               $13,585.77
1750    Von Der Ahe, Mareka Gretel                               $3,188.75
1744    Von Der Ahe, Wilfred L., Jr.                             $7,174.76
1745    Von Der Ahe, Wilfred L., Jr.                             $2,958.79
1747    Von Der Ahe, Wilfred L., Jr.                             $4,984.35
1748    Von Der Ahe, Wilfred L., Jr.                            $88,432.85
4538    Votava, Rita A. (a)                                         $25.00
2186    Voteau, Richard E. Jr. (a)                               $4,186.97
1046    Waddell, Galen G.                                        $4,058.00
 915    Wagner, Dennis J.                          I               $899.00
1401    Wagner, Kenneth E. MD Inc.                               $3,536.25
1241    Wagner, Loyd R.                                          $5,346.70
4807    Wahlin, Dale                                             $3,756.36
2005    Waldow, Bernard                                          $3,200.00
1301    Waldron, Terry B. & Susan J.                             $5,293.75
2750    Walker, George Jr.                                       $1,687.50
3661    Walker, Robert L.                                            $0.00
2749    Walker, Teresa                                           $1,687.50
3003    Walker, William H. & Margaret                            $8,060.00
 770    Walker, William H. & Margaret                            $8,000.00
4808    Walsh, James M.                                         $10,143.74
 581    Walsh, Robert A.                                         $2,046.50
1400    Walter, Charles R. Jr                                    $1,834.00
3072    Walters, RH & Walters, G.L.                              $9,521.18
2773    Walton, Judith                                           $2,131.50
2424    Warner, Virginia a/c 27706 (a)             G            $95,053.75
2469    Wasel, Theresa Nevil                                     $7,650.00
4809    Wasylychyn, Madeline                                       $873.54
1367    Waterfall, Nancy L.                                      $3,080.00
 742    Waters, Barry W. & Shirley L.                            $1,603.12
2300    Watkins, Aleta                             I             $1,556.25
4810    Watne, Loren                                             $3,716.65
 531    Watterson, Woodrow B.                                    $3,271.74
3902    Weatherby, Richard P. & Betty J.                           $125.00
1979    Weber, Donald R. & Jacqueline S.                         $1,300.00
1399    Webster, Kennard W. & Jean Davis                         $8,274.09
4173    Weeks, William D.                                        $1,482.81
3922    Weers, Jeffry                                            $2,505.00
2929    Weiland, Robert James (a)                                $1,931.50
1263    Weir, Deborah J.                                         $2,957.60
3668    Weiss, Ralph E.                                          $1,800.00
4811    Welch, David G.                                          $5,845.31
2808    Welch, Marianne O., Trust                               $10,249.50
 968    Welji, Nazir K & Almass N.                               $6,022.35
4812    Wellendorf, Diana L.                                     $2,532.24
2769    Wellington, Roger U. 1968 Trust (a)                     $16,625.00
 374    Weltman, Roena                                           $2,760.00
2358    Welton, Michael V.                                         $562.50
3912    Werner, John M. & Carol E.                                 $749.00
 802    Werner, Richard L. & Lois S.                             $6,086.70
1652    West, Robert & Doreen                      I             $5,530.00
4147    Westerman, Richard H. c/f Kenrick L.
           Westerman                                               $150.00
4148    Westerman, Richard H. c/f Marissa
           Doree Westerman                                         $150.00
4813    Weston, Leroy O.                                           $271.40
 633    Weymouth, James L. & Roberta S. (a)                     $12,139.80
 824    Whalen, Harry F. & Hilda P. (a)                          $1,933.31
 824    Whalen, Harry F. & Hilda P. (b)                          $2,910.94
 818    Wheeler, Cherie                                         $10,062.50
3371    Whipple, Virginia L. (a)                                     $0.00
3069    Whitcomb, Calvin D.                        I             $1,187.50
3070    Whitcomb, Calvin D. & Patricia M.          I             $5,000.00
1221    Whitcomb, Calvin D. C/F Whitcomb,
           Charles V.                              I             $1,900.00
3067    Whitcomb, Calvin D. C/F Whitcomb,
           Michael W.                                            $1,900.00
3068    Whitcomb, Patricia M.                      I             $1,187.50
4595    White, Catherine R.                                          $0.00
 938    White, Howard J. Jr.                                     $9,284.83
2666    White, Virginia V.                                         $950.00
2559    Whited, Roy C.                                          $27,425.00
3856    Whitehouse, Brooks                                       $7,154.26
4573    Whitehurst, Larry A.                                     $2,375.00
4175    Wick, Marty T.                                           $2,212.50
3882    Wickersham, Kenneth H.                                   $2,780.50
3536    Wiebelhaus, Timothy J.                                     $618.75
3340    Wieber, Mark                                            $15,331.95
2414    Wiedman, Melvin                            I             $2,381.83
1911    Wilhelm, Larry                                           $1,657.50
2591    Will, John B.                                              $937.50
 948    Williams, Ethel M & Newt H                               $1,234.37
2250    Williams, Janet J                                          $912.00
4596    Williams, Lonnie C.                                      $2,750.00
4516    Wilmington Trust Co. (b)                                 $7,031.25
4517    Wilmington Trust Co. (b)                                 $5,850.00
4518    Wilmington Trust Co. (b)                                   $625.00
4519    Wilmington Trust Co. (b)                                   $625.00
4516    Wilmington Trust Co. fbo Currier, A. B. (a)              $1,575.00
4517    Wilmington Trust Co. fbo Warburg,
           Daphne (a)                                            $7,656.25
4518    Wilmington Trust Co. fbo Warburg, Daphne (a)             $3,362.50
4519    Wilmington Trust Co. fbo Warburg, Daphne (a)             $4,275.00
4515    Wilmington Trust Company (Trustee) (a)                   $4,918.75
4515    Wilmington Trust Company (Trustee) (b)                   $3,394.00
3211    Wilson, B.D. IRA                                           $675.00
2693    Wilson, Craig R. & Susan M.                              $7,000.00
 402    Wilson, James F.                                           $790.39
3194    Wilson, Kathleen H.                                        $975.00
3206    Wilson, Lin                                              $4,499.00
1644    Wilson, Prudence L.                                      $1,387.50
4814    Wilson, Ron L.                                           $2,398.67
1398    Wilson, Samuel L. FBO MD Inc. Profit
           Sharing Plan                                          $3,608.25
 886    Wilton Savings Bank (Trustee) (a)                          $212.35
2796    Winans, Walter E.                                        $4,875.00
1694    Windberg, Lamar A.                         I               $687.50
1083    Winecoff, David Floyd                                    $1,169.00
2195    Winegar, Wallace Dr. TR PS Plan (a)                      $9,646.20
2764    Wingard, Lynn & Thomas                                   $1,453.12
1530    Winkler, Constance M  (a)                                $2,746.87
2425    Winslow Mangt Company Profit sharing
           a/c WMCPS                               G             $1,473.75
2826    Winter, Marion R.                                       $17,625.00
3701    Winters, Richard D. & Donna C.                          $16,012.50
2575    Wittlieff                                                    $0.00
4815    Witwer, Todd L.                                         $14,168.78
4428    Wix, Eleanor Anne                                            $0.00
 784    Wobbeking, William H.                      I             $1,234.50
2602    Wojta, Daniel A & Geraldine M              I             $6,187.50
4816    Wolcott, Shawn                                           $1,775.58
2546    Wolf, D. Peter                                             $600.00
 981    Wolfe, Rudolf C.                                         $3,494.00
1397    Wollaston, Donald Maxfield & Dorothy
           Jane TTEE                                             $2,392.13
3461    Wollenhaupt, William A.                                    $700.00
2645    Wolsfeld, Jr., Richard P.                  I            $54,002.50
2944    Wood, Cheryl R.                            I             $1,700.00
1044    Wood, Daryl                                              $3,574.04
3840    Wood, Richard D.                                         $1,960.00
3798    Woodbury, Wesley S & Beverly                                 $0.00
3037    Woodrow, Glen & Mary                                     $3,812.50
1547    Woods, James L Jr                                        $7,990.65
4817    Woods, Norman                                            $6,437.99
3356    Woody, Anna T Estate                                       $659.25
2724    Woody, Bernard L.                                        $1,315.00
2723    Woody, Bernard L. (a)                                      $884.00
2587    Woolstencroft, H. Jeanette                               $2,134.35
2586    Woolstoncroft, Dean C. & Jeanette (a)                    $2,121.35
4818    Worthington, Martin Lee                                  $7,526.41
 487    Wright, Catherine D. (a)                                 $9,302.25
4164    Wuest, Richard E. & Geraldine                              $852.75
 294    Yates, Steven L.                                         $2,450.00
2825    Yatsevitch, Barbara S.                                   $4,953.12
4198    Yoder, Bruce                                               $250.00
4819    Young, Diana M.                                            $457.12
 909    Youngman, Bruce (a)                                      $9,657.97
4159    Yperman, Pierre & Karin                                      $0.00
4444    Yperman Rev. Trust                                       $9,425.00
1275    Zalk, David C.                                           $6,249.00
2133    Zeloski, Dennis J.                                       $4,179.00
2132    Zeloski, Felix R.                                        $3,250.00
2091    Zernis, Wiley P & Pamela K.                              $1,156.25
2098    Zettle, Larry G.                                         $1,340.00
2126    Zibritosky, George                                       $2,993.00
3047    Ziemann, Dennis R.                                       $1,704.66
2615    Ziltner, Jon F.                                          $3,049.00
 800    Zimmerman, Fred & Carole  *DISPUTED*                     $2,599.00  *DISPUTED*
3474    Zollinger, Alden J.                                      $6,025.00
4820    Zollinger, Carolyn J.                                    $2,065.53
3953    Zook, Clyde F. Jr. & Dorothy                             $1,812.50
3092    Zundel, Dorene W. (a)                                    $2,750.00
3092    Zundel, Dorene W. (b).                                   $7,250.00
 887    Zybura, John H.                                          $1,338.91
                       	TOTAL:                              $25,756,482.09



---------------

A    Claim has been assigned to Access Capital.
B    Claim has been assigned to Argo Partners.
C    Claim has been assigned to Comac International NV
D    Claim has been assigned to Debt Acquisition Company of America
E    Claim has been assigned to Comac Partners LP
F    Claim has been assigned to Riverside Contracting Corporation
G    Claim has been assigned to Credit Research
H    Claim has been assigned to KIA Factors
I    Claim has been assigned to BP Investment Recovery Partners
J    Claim has been assigned to NationsBanc Montgomery Securities